   As filed with the Securities and Exchange Commission on February 28, 2001

                   Registration File Nos. 333-86231/811-9115

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      TRANSAMERICA LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             4333 Edgewood Road, NE
                           Cedar Rapids, Iowa  52499
         (Complete Address of Depositor's Principal Executive Offices)

                              Frank A. Camp, Esq.
                  Vice President and Division General Counsel
                      Transamerica Life Insurance Company
                             4333 Edgewood Road, NE
                           Cedar Rapids, Iowa  52499
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                           Frederick R. Bellamy, Esq.
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404


Approximate Date of Proposed Public Offering:  May 1, 2001

Title of securities being registered: Legacy Builder Plus flexible premium variable life insurance policy.

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to paragraph (b).
[ ]  On ___________pursuant to paragraph (b).
[X]  60 days after filing pursuant to paragraph (a)(1).
[ ]  On (date) pursuant to paragraph (a)(1) of Rule 485.

PROSPECTUS
May 1, 2001

Transamerica Life Insurance Company (formerly PFL Life Insurance Company) is offering Legacy Builder Plus (the "Policy"), the flexible premium variable life insurance policy described in this prospectus. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Cash Value to:

     . the Legacy Builder Variable Life Separate Account (the "variable account"), which invests in the portfolios listed on this page; or

     .    a fixed account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

     .    are not bank deposits
     .    are not federally insured
     .    are not endorsed by any bank or government agency
     .    are not guaranteed to achieve their goals
     .    are subject to risks, including loss of the amount invested.

The Policy generally will be a "modified endowment contract" for Federal income tax purposes. This means all loans, surrenders and partial surrenders are treated first as distributions of taxable income, and then as a return of basis. Prior to your age 59 1/2, all these distributions generally are subject to a 10% penalty tax.

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The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
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                              Legacy Builder Plus
                        Flexible Premium Variable Life
                               Insurance Policy
                                   issued by
                     Legacy Builder Variable Life Separate
                                    Account
                                      And
                      Transamerica Life Insurance Company
                             4333 Edgewood Road NE
                           Cedar Rapids, Iowa 52499
                                (800) 732-7754
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The available portfolios are:

 .  AIM Variable Insurance Funds
       AIM V.I. Capital Appreciation Fund
       AIM V.I. Government Securities Fund
       AIM V.I. Growth and Income Fund
       AIM V.I. Value Fund
 .  Dreyfus Stock Index Fund
 .  Dreyfus Variable Investment Fund
       Dreyfus VIF - Money Market Portfolio
       Dreyfus VIF - Small Company Stock Portfolio
 .  MFS(R) Variable Insurance Trust/SM/
       MFS Emerging Growth Series
       MFS Research Series
       MFS Total Return Series
       MFS Utilities Series
 .  Oppenheimer Variable Account Funds
       Oppenheimer Capital Appreciation Fund/VA
       Oppenheimer Global Securities Fund/VA
       Oppenheimer High Income Fund/VA
       Oppenheimer Main Street Growth & Income Fund/VA
       Oppenheimer Strategic Bond Fund/VA
 .  Transamerica Variable Insurance Fund, Inc.
       Transamerica VIF Growth Portfolio
 .  Variable Insurance Products Fund (VIP) - Service Class 2
       Fidelity - VIP Equity-Income Portfolio
       Fidelity - VIP Growth Portfolio
       Fidelity - VIP High Income Portfolio
 .  Variable Insurance Products Fund II (VIP II) - Service Class 2
       Fidelity - VIP II Contrafund(R) Portfolio
       Fidelity - VIP II Investment Grade Bond Portfolio
 .  Variable Insurance Products Fund III (VIP III) - Service Class 2
       Fidelity - VIP III Growth & Income Portfolio
       Fidelity - VIP III Balanced Portfolio
       Fidelity - VIP III Mid Cap Portfolio
 .  WRL Series Fund, Inc.

       WRL Janus Growth
       WRL VKAM Emerging Growth

Table of Contents
================================================================================

Glossary ..................................................................    1

Policy Summary ............................................................    3

Portfolio Expense Table ...................................................    6

Risk Summary ..............................................................    8

The Company and the Fixed Account .........................................   10
     Transamerica Life Insurance Company ..................................   10
     The Fixed Account ....................................................   10


The Variable Account and the Portfolios ...................................   11
     The Variable Account .................................................   11
     The Portfolios .......................................................   12
     Your Right to Vote Portfolio Shares ..................................   13

The Policy ................................................................   13
     Purchasing a Policy ..................................................   13
     When Insurance Coverage Takes
        Effect ............................................................   13
     Extending the Maturity Date ..........................................   14
     Ownership Rights .....................................................   14
          Changing the Owner ..............................................   14
          Selecting and Changing the
             Beneficiary ..................................................   14
          Assigning the Policy ............................................   14
     Canceling a Policy ...................................................   15

Premiums ..................................................................   15
     Premium Payments .....................................................   15
     Allocating Premiums ..................................................   16

Policy Values .............................................................   17
     Cash Value ...........................................................   17
     Growth Accelerator ...................................................   17
     Cash Surrender Value .................................................   17
     Subaccount Value .....................................................   18
     Unit Value ...........................................................   18
     Fixed Account Value ..................................................   18

Charges and Deductions ....................................................   19
     Premium Expense Charge ...............................................   19
     Monthly Deduction ....................................................   19
          Cost of Insurance ...............................................   19
          Monthly Policy Charge ...........................................   20
     Daily Charge .........................................................   20
     Surrender Charge .....................................................   20
     Partial Surrender Charge .............................................   21

     Transfer Charge ......................................................   21
     Portfolio Expenses ...................................................   21

Death Benefit .............................................................   21
     Death Benefit ........................................................   21
     Accelerated Death Benefit Rider ......................................
     Payment Options ......................................................   22


Full and Partial Surrenders ...............................................   22
     Full Surrenders ......................................................   22
     Partial Surrenders ...................................................   23

Transfers .................................................................   23
     Dollar Cost Averaging ................................................   24
     Asset Rebalancing Program ............................................   25

Loans .....................................................................   25
Fixed Account Policy Loan .................................................
     Collateral ...........................................................
     Interest Rate ........................................................
Variable Interest Policy Loan .............................................
     Collateral ...........................................................   25
     Interest Rate ........................................................   26


Policy Lapse and Reinstatement ............................................   26
     Lapse ................................................................   26
     Reinstatement ........................................................   26

Federal Tax Considerations ................................................   27

Other Policy Information ..................................................   29
     Our Right to Contest the Policy ......................................   29
     Suicide Exclusion ....................................................   29
     Misstatement of Age or Sex ...........................................   30
     Modifying the Policy .................................................   30
     Payments We Make .....................................................   30
     Reports to Owners ....................................................   30
     Records ..............................................................   31
     Policy Termination ...................................................   31

Performance Data ..........................................................   31

Additional Information ....................................................   43
     Sale of Policies .....................................................   43
     Associate Policies ...................................................   43
     Legal Matters ........................................................   43
     Legal Proceedings ....................................................   44
     Experts ..............................................................   44
     Financial Statements .................................................   44
     Additional Information about Transamerica
        Life Insurance Company ............................................   44
     Transamerica's Executive Officers and
        Directors .........................................................   44


Illustrations .............................................................   47

Glossary
================================================================================

Cash Value
The sum of your Policy's value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value
The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds
The amount we will pay to the beneficiary when we receive proof of the insured's death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral
The Cash Value held in the Loan Reserve of the Fixed Account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan
A Policy Loan secured by the Cash Value held in the Loan Reserve, which is part of the Fixed Account.

Initial premium
The amount you must pay before insurance coverage begins under this Policy. Your Policy's schedule page shows the initial premium. It must be at least $10,000.

Insured
The person whose life is insured by this Policy.

Lapse
If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date
The Policy anniversary when the insured reaches age 100 and life insurance coverage under this Policy ends. You may elect to continue the Policy beyond insured's age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date
This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction
The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly administration charge.

Net Premium
The amount we receive as premium, less the premium expense charge.

Office
Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-732-7754.

Owner (you, your)
The person entitled to exercise all rights as owner under the Policy.

Policy Date
The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy's schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums
All payments you make under the Policy other than loan repayments.

Reallocation Date
The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state's free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Subaccount
A subdivision of the Legacy Builder Variable Life Separate Account. We invest each subaccount's assets exclusively in shares of one investment portfolio.

Surrender
To cancel the Policy by signed request from the owner.

Valuation Date
Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount's corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period
The period beginning at the close of business of the New York Stock Exchange on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account
Legacy Builder Variable Life Separate Account. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan
A Policy Loan secured by the Cash Value held in the Variable Account, the Fixed Account or both the Fixed and Variable Accounts.

Written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

Policy Summary
================================================================================

This summary describes important features of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail. All capitalized words and phrases, and a number of others, are defined or explained in the Glossary.

                                   Premiums

     . You can select a premium payment plan but you are not required to pay premiums according to the plan. You can vary the frequency and amount, and can skip premium payments. We will not accept any premiums after the insured reaches age 100.

     . Paying planned premiums does not guarantee that the Policy will not lapse.

     . In general, the minimum initial premium is $10,000, and the minimum additional premium is $5,000.

     .    If the insured qualifies for simplified underwriting:

          -> Conditional life insurance coverage begins as soon as you complete an application and pay an initial premium.

          -> The maximum initial premium you may pay is $1,500 multiplied by the insured's age at issue. (For example, if the insured is age 50 at issue, the maximum initial premium for simplified underwriting is $75,000.)

          -> You may pay the maximum initial premium at issue or at any time during the first 2 Policy years; however, premiums paid in the second Policy year may not exceed premiums paid in the first Policy year.

     .    If the insured undergoes full underwriting:

          -> You designate the total premium for which we will underwrite the insured (the "underwriting premium").

          -> In the second and subsequent Policy years, you have different premium payment options depending on what premiums you paid in the previous Policy year. See "Premiums" for further information.

          -> At issue, you must pay an amount equal to the greater of: (1) 50% of the underwriting premium; or (2) the underwriting premium minus $100,000.

          -> In the second and subsequent Policy years, you have different premium payment options depending on what premiums you paid in the previous Policy year. See "Premiums" for further information.

     . If you have no outstanding loans then we guarantee that your Policy will never lapse.

     . If you have an outstanding loan, your Policy will enter a 61-day grace period whenever the loan amount exceeds the Cash Value minus any surrender charge. The loan amount is the total amount of all outstanding Policy loans, including both principal and interest due. If that occurs, then your Policy will terminate without value unless you make a sufficient payment during the grace period. See "Risk of Lapse," and "Policy Lapse and Reinstatement."

     . Once we issue your Policy, the free look period begins. The free look period is the period when you may return the Policy and receive a refund. The length of the free look period varies by state. See "Canceling a Policy." The front cover of your Policy shows the applicable free look period.

     . We put all premiums (minus any premium expense charge) in the fixed account until the Reallocation Date.

                              Investment Options

You may allocate your money among the variable account investment options, and the fixed account options.

Variable Account:

 .    You may allocate the money in your Policy to any of the subaccounts of the variable account. We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

 .    Each subaccount invests exclusively in one of the following investment portfolios:

                        .  AIM Variable Insurance Funds
                      AIM V.I. Capital Appreciation Fund
                      AIM V.I. Government Securities Fund
                        AIM V.I. Growth and Income Fund
                              AIM V.I. Value Fund

                          .  Dreyfus Stock Index Fund

                      .  Dreyfus Variable Investment Fund
                     Dreyfus VIF - Money Market Portfolio
                  Dreyfus VIF - Small Company Stock Portfolio

                     .  MFS(R)Variable Insurance Trust/SM/
                          MFS Emerging Growth Series
                              MFS Research Series
                            MFS Total Return Series
                             MFS Utilities Series

                     .  Oppenheimer Variable Account Funds
                   Oppenheimer Capital Appreciation Fund/VA
                     Oppenheimer Global Securities Fund/VA
                        Oppenheimer High Income Fund/VA
                Oppenheimer Main Street Growth & Income Fund/VA
                      Oppenheimer Strategic Bond Fund/VA

                 .  Transamerica Variable Insurance Fund, Inc.
                       Transamerica VIF Growth Portfolio

          .  Variable Insurance Products Fund (VIP) - Series Class 2
                    Fidelity - VIP Equity-Income Portfolio
                        Fidelity - VIP Growth Portfolio
                     Fidelity - VIP High Income Portfolio

         .  Variable Insurance Products Fund II (VIP) - Series Class 2
                   Fidelity - VIP II Contrafund(R) Portfolio
               Fidelity - VIP II Investment Grade Bond Portfolio

        .  Variable Insurance Products Fund III (VIP) - Series Class 2
                 Fidelity - VIP III Growth & Income Portfolio
                     Fidelity - VIP III Balanced Portfolio
                     Fidelity - VIP III Mid Cap Portfolio

                           .  WRL Series Fund, Inc.
                               WRL Janus Global
                           WRL VKAM Emerging Growth

Fixed Account:

 . You may also place money in the basic fixed account where it earns interest at an annual rate of at least 3%. We may declare a higher rate of interest, but we are not obligated to do so.
 . At the time of purchase, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3.0%. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the variable subaccounts according to your instructions.

                                  Cash Value

 .    Cash Value is the sum of your amounts in the subaccounts and the fixed account. If you have a Fixed Account Policy Loan outstanding, Cash Value also includes amounts we hold in our fixed account to secure such loans.


 .    Cash Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest we credit to the fixed account, the charges we deduct, and any other transactions (transfers, partial surrenders, and loans.)

 .    Cash Value is the starting point for calculating important values under the
     Policy, such as the Cash Surrender Value and the death benefit.

 .    Your Policy may lapse if you do not have sufficient Cash Surrender Value to pay the monthly deductions when a Policy Loan is outstanding.

 .    Growth Accelerator: At the end of each month in any Policy year, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

     .  Cash Value is greater than 200% of the total premiums paid; and

     .  Cash Value exceeds $50,000.

 .    We do not guarantee a minimum Cash Value. Cash Value can go down--all the way to zero.

                            Charges and Deductions

$    Premium expense charge: We deduct a premium expense charge equal to the
     ----------------------
     actual premium tax imposed by the state where we issue your Policy. Premium taxes currently range from 0.00% to 3.50% of each premium payment. We credit the remaining net premium to your Cash Value. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.

$    Monthly Deduction. On the Policy Date and on each Monthly Date, we deduct
     -----------------
     the following charges on a pro-rata basis from each subaccount and the fixed account:

     -    a cost of insurance charge for the Policy

     -    a monthly Policy charge including two components:

          (1) a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

          (2) a monthly asset based charge equal to 0.55% annually of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.

$    Surrender charge: During the first 6 years after a premium payment, we
     ----------------
     deduct a 7% surrender charge on any surrender attributable to the premium. A separate surrender charge applies to each premium payment.

     We deduct a 7% surrender charge on the entire amount of any full or partial surrender during the first Policy year. After the first Policy year, you may partially surrender amounts up to your Policy's gain (Cash Value minus premiums) free of charge; however, the 7% surrender charge will apply to the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within the 6 years prior to the partial surrender.

$    Daily Charge: We deduct a daily charge equal (on an annual basis) to 0.75%
     ------------
     of the average daily net assets of the variable account.

$    Transfer charge: We currently assess no charge for transfers. We reserve
     ---------------
     the right to charge $10 for the 13th and each additional transfer in a Policy year.

$    Portfolio Expenses: The portfolios deduct investment advisory (management)
     ------------------
     fees and other expenses from their assets. These charges vary by portfolio and in 1999 the total annual amount of these charges ranged from 0.26% to 1.25% of average portfolio assets.

Portfolio Expense Table
================================================================================

The following table shows the fees and expenses charged by the portfolios. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 1999. Expenses of the portfolios may be higher or lower in the future. For more information on the management fees described in this table, see the portfolios' prospectuses.

Annual Portfolio Operating Expenses/(1)/ (as a percentage of average net assets and after fee waivers and expense reimbursements)


                                                                          Management          Other          Rule       Total Annual

Portfolio                                                                    Fees           Expenses      12b-1 Fees      Expenses
---------                                                                    ----           --------      ----------      --------
AIM V.I. Capital Appreciation Fund                                          0.62%             0.11%           --            0.73%
AIM V.I. Government Securities Fund                                         0.50%             0.40%           --            0.90%
AIM V.I. Growth and Income Fund                                             0.61%             0.16%           --            0.77%
AIM V.I. Value Fund                                                         0.61%             0.15%           --            0.76%
Dreyfus Stock Index Fund                                                    0.25%             0.01%           --            0.26%
Dreyfus VIF - Money Market Portfolio                                        0.50%             0.08%           --            0.58%
Dreyfus VIF - Small Company Stock Portfolio                                 0.75%             0.22%           --            0.97%
MFS Emerging Growth Series /(2)/                                            0.75%             0.09%           --            0.84%
MFS Research Series /(2)/                                                   0.75%             0.11%           --            0.86%
MFS Total Return Series /(2)/                                               0.75%             0.15%           --            0.90%
MFS Utilities Series /(2)/                                                  0.75%             0.16%           --            0.91%
Oppenheimer Capital Appreciation Fund/VA                                    0.68%             0.02%           --            0.70%
Oppenheimer Global Securities Fund/VA                                       0.67%             0.02%           --            0.69%
Oppenheimer High Income Fund/VA                                             0.74%             0.01%           --            0.75%
Oppenheimer Main Street Growth & Income Fund/VA                             0.73%             0.05%           --            0.78%
Oppenheimer Strategic Bond Fund/VA                                          0.74%             0.04%           --            0.78%
Transamerica VIF Growth Portfolio/(3)/                                      0.70%             0.15%           --            0.85%
Fidelity - VIP Equity-Income Portfolio - Service Class 2/(4)/               0.48%             0.10%          0.25%          0.83%
Fidelity - VIP Growth Portfolio - Service Class 2/(4)/                      0.58%             0.10%          0.25%          0.93%
Fidelity - VIP High Income Portfolio - Service Class 2/(4)/                 0.58%             0.12%          0.25%          0.95%
Fidelity - VIP II Contrafund(R)Portfolio - Service Class 2/(4)/             0.58%             0.12%          0.25%          0.95%
Fidelity - VIP II Investment Grade Bond Portfolio - Service Class 2/(4)/    0.43%             0.14%          0.25%          0.82%
Fidelity - VIP III Growth & Income Portfolio - Service Class 2/(4)/         0.48%             0.13%          0.25%          0.86%
Fidelity - VIP III Balanced Portfolio - Service Class 2/(4)/                0.43%             0.16%          0.25%          0.84%
Fidelity - VIP III Mid Cap Portfolio - Service Class 2/(4)/                 0.57%             0.43%          0.25%          1.25%
WRL Janus Growth/(5)/                                                       0.80%             0.05%           --            0.85%
WRL VKAM Emerging Growth                                                    0.80%             0.07%           --            0.87%

(1) The fee table information relating to the underlying funds was provided to Transamerica by the underlying funds, their investment advisers or managers, and Transamerica has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table.

(2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Other expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. The ratios for Other Expenses and Total Underlying Fund Annual Expenses (reduced by custodial offset arrangements), respectively, would have been as follows: 0.08%, 0.83% - MFS Emerging Growth Series; 0.10%, 0.85% - MFS Research Series; 0.14%, 0.85% - MFS Total Return Series; and 0.15%, 0.90% - MFS Utilities Series.

(3) For the Transamerica VIF Growth Portfolio, the management fees before waiver were 0.75% and other expenses before reimbursement were 0.15%. Therefore, Total Portfolio Annual Expenses before waiver and other expenses before reimbursements (reduced by custodial offset arrangements) for the period ended December 31, 1999 were 0.90%.

(4) Service Class 2 expenses are based on estimated expenses for the year 2000. VIP expenses are without any reimbursement.

(5) For WRL Janus Growth, the investment adviser previously waived 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee - 0.75%). The fee table reflects estimated 2000 expenses because of the termination of the fee waiver. This waiver was voluntary and was terminated on June 25, 2000.

                                  Surrenders

 .    Full surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (that is, the Cash Value minus any surrender charge, and minus any outstanding loan amount including any accrued interest). Surrendering the Policy may have tax consequences. (See "Federal Tax Considerations.")

 .    Partial surrenders: You may make a written request to withdraw part of the
     Cash Surrender Value, subject to the following rules:

     -    You must request at least $500;

     - At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender;

     - During the first Policy year, any amount you surrender is subject to a surrender charge; and

     After the first Policy year, you may surrender amounts up to your Policy's gain (Cash Value minus premiums paid) free of charge.

 .    If you have an outstanding Variable Interest Policy Loan which exceeds 50%
     of the Cash Surrender Value and your partial surrender causes your Fixed Account (excluding any DCA amounts) to fall below two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value , we then must secure all or a portion of your Policy Loan by automatically transferring the required amount from your Cash Value held in the Variable Account to the Fixed Account or you cannot make the surrender.

 .    If you have an outstanding Fixed Account Policy Loan, your Policy Loan has already been secured by your Cash Value held in the Loan Reserve in the Fixed Account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.

 .    A partial surrender automatically causes a pro-rata reduction in the death benefit.

 .    Full and partial surrenders may be taxable and, prior to your age 59 1/2, may be subject to a 10% tax penalty.

 .    When assessing the 7% surrender charge, we deem premiums to be withdrawn on a "first-in-first-out" (FIFO) basis.

 .    Partial surrenders may have tax consequences. (See "Federal Tax
     Considerations.")

                                 Death Benefit

 .    While the Policy is in force, the death benefit is the greater of: (1) the
     Basic Death Benefit; or (2) the Guaranteed Minimum Death Benefit ("GMDB").

 .    Basic Death Benefit: The Basic Death Benefit is equal to the Cash Value divided by the net single premium. The net single premium is calculated using guaranteed cost of insurance charges with a 4% interest rate. The Basic Death Benefit will change monthly due to changes in the Cash Value. The net single premium will change annually.

 .    Guaranteed Minimum Death Benefit: The GMDB is the greater of premiums paid or highest Cash Value on a Policy anniversary prior to the insured's age 75 (both adjusted for partial surrenders). At the insured's age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders.

 .    We deduct any unpaid loans from the proceeds payable on the insured's death.

 .    You may apply for the Accelerated Death Benefit Rider for long-term care under the Policy. The Accelerated Death Benefit Rider is a portion of the Death Benefit under the Policy that may be payable monthly to Insured as reimbursement of actual charges incurred for long-term care.

                                   Transfers

Each year, you may make an unlimited number of transfers of Cash Value from the subaccounts and the fixed account. However, if you have an outstanding Variable Interest Policy Loan, certain transfers between the Variable Account and the Fixed Account, and the Fixed Account and the Variable Account may be restricted.

 .    Transfers from the fixed account each Policy year may
     not exceed the greater of:

     -    25% of the amount in the fixed account; or

     -    $1,000.

     If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account.

 .    We may charge $10 for the 13th and each additional transfer during a Policy year.

 .    We do not impose transfer charges for Dollar Cost Averaging or Asset
     Rebalancing.

                                     Loans

 .    You may take a loan against the Policy for any amount from $500 up to 90%
     of the Cash Value net of surrender charge, minus any outstanding loans and interest you owe.

 .    You may take a Fixed Account Policy Loan (secured by the Cash Value held in the Loan Reserve of the Fixed Account), or a Variable Interest Policy Loan (secured by the Cash Value in the Fixed Account, the Variable Account or both the Fixed and Variable Accounts) as set forth by the provisions of your policy.

 .    Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

 .    Loan interest generally is not tax deductible (consult your tax advisor for possible exceptions).

 .    You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as "loan repayments" or they will be credited as premiums if they equal or exceed minimum premium amounts.

 .    We deduct any unpaid loans from the proceeds payable on the insured's death.

 .    Loans taken from, or secured by, this Policy generally will be taxed as distributions and, prior to age 59 1/2, a tax penalty may apply.

 .    The "no-lapse guarantee" does not apply if there is an outstanding loan.

 .    Policy loans may have tax consequences. (See Federal Tax Considerations.")

Variable Interest Policy Loans

This variable interest Policy Loan provision may not be available in all states.

 .    The loan interest rate may be adjusted at the end of the calendar quarter.
     The rate will never be more than the maximum permitted by law. Loan interest rates will be guaranteed for one calendar quarter. This means that the loan interest rate will not change more often than once a calendar quarter. If there is a change in the loan interest rate, it will be made at the end of that calendar quarter.

 .    The loan interest rate we charge will not exceed the greater of:

     . The "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or

     . The interest rate used to determine the Cash Surrender Value in the Fixed Account under the Policy during the applicable period plus 1% per year.

 .    The "Published Monthly Average" is Moody's Corporate Bond Yield Average -
     Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to it.

 .    In the event that Moody's Corporate Bond Yield Average - Monthly Average
     Corporates is no longer published, the "Published Monthly Average" will be a substantially similar average established by regulation issued by the Iowa Commissioner of Insurance.

 .    The maximum loan interest rate on the Policy will be determined quarterly.
     If this maximum rate exceeds the existing interest rate charged on loans by 0.5% or more, the rate charged may be increased at the end of the calendar quarter. If the maximum rate is less than the existing interest rate charged on loans by a difference of 0.5% or more, the rate charged will be lowered at the end of the calendar quarter.

 .    We will notify you of the initial interest rate to be charged on the loan at the time the loan is made. We will notify you in advance of any increase in the interest rate applicable to any existing loan(s).



Fixed Account Policy Loan

This Fixed Account Policy Loan provision is not available in all states.

 .    To secure the Fixed Account loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account (part of our general account).

 .    Amounts in the loan account earn interest at the guaranteed minimum rate of
     3% per year.

 .    We currently charge you an interest rate of 4.5% per year on your loan. We guarantee that this interest rate will not exceed 6% per year. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.











Risk Summary
================================================================================

Investment     If you invest your Cash Value in one or more subaccounts, then
Risk           you will be subject to the risk that investment performance will be unfavorable and that the Cash Value will decrease. You could lose everything you invest. If you select the fixed account, then we credit your Cash Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of
               3%

               Because we deduct charges from Cash Value every month, if investment results are negative or not sufficiently favorable, then your Cash Surrender Value may fall to zero. If your Cash Surrender Value is zero and you have an outstanding loan, then your Policy will enter a 61-day grace period. Unless you make a sufficient payment during the grace period, the Policy will lapse without value and insurance coverage will no longer be in effect. However, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, then you may be able to draw upon Cash Value, through partial surrenders and loans.

--------------------------------------------------------------------------------

Risk of        If you do not have an outstanding loan, we guarantee that your
Lapse          Policy will never lapse (terminate without value), regardless of investment performance.

               If you have an outstanding loan and your Cash Surrender Value becomes zero, then the Policy will enter a 61-day grace period.

               Whenever your Policy enters the grace period, if you do not make a sufficient payment before the grace period ends, your Policy will lapse, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans. You might not be able to reinstate a policy that has lapsed (depending on applicable state law).

--------------------------------------------------------------------------------

Tax Risks      We anticipate that the Policy should be deemed a life insurance contract under Federal tax law. However, there is some
               uncertainty in this regard. The Policy generally will be treated as a modified endowment contract ("MEC") under Federal tax laws
               (except, in some cases for a Policy issued in exchange for another life issuance policy that was not a MEC). If a Policy is
                                                     ---
               treated as a MEC, then surrenders, partial surrenders, and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

--------------------------------------------------------------------------------

Surrender      The 7% surrender charge under this Policy applies for 6 years
Charge         after each premium payment. You should purchase this Policy only if you have the financial ability to keep it in force for a substantial period of time.

               Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will
                       ---
               lapse. Cash Surrender Value (that is, Cash Value minus any surrender charges and outstanding loans) is one measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

--------------------------------------------------------------------------------

   Partial     You may request partial surrenders of a portion of the Cash
 Surrender     Surrender Value. We impose a 7% surrender charge on all partial
   Limits      surrenders in the first Policy year. After the first Policy year, you may request partial surrenders of amounts up to your Policy's gain free of charge. The amount partially surrendered must be at least $500 and must not cause the Cash Surrender Value after the partial surrender to be less than $5,000. We impose a 7% surrender charge on the portion of any surrender that exceeds the gain in the Policy and is attributable to a premium paid within the 6 years prior to the surrender.

               A partial surrender reduces the Cash Surrender Value, so it will increase the risk that the Policy will lapse. A partial surrender will reduce the death benefit and also may have tax consequences.

--------------------------------------------------------------------------------

Loan Risks



               A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and Cash Surrender Value by the amount of the outstanding loan, plus any interest you owe on Policy loans.

               While a loan is outstanding, the "no-lapse guarantee" does not
                                                                     --------
               apply. See Policy Lapse and Reinstatement.
               -----

               A Policy loan could make it more likely that a Policy would terminate. There is a risk that if the loan reduces your Cash Surrender Value to too low an amount and investment results are unfavorable, then the Policy will lapse, resulting in loss of insurance and possibly adverse tax consequences. A loan will likely be taxed as a partial surrender and a 10% penalty tax may apply.

               A Fixed Account Policy loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the collateral in the loan account. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

--------------------------------------------------------------------------------

Comparison     Like fixed benefit life insurance, the Policy offers a death
with Other     benefit and provides a Cash Value, loan privileges and a value on
 Insurance     surrender. However, the Policy differs from a fixed benefit
 Policies      policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection will vary with the investment performance of the amounts you place in the subaccounts. In addition, the Cash Surrender Value will always vary with the investment results of your selected subaccounts.

               As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

--------------------------------------------------------------------------------

Illustrations  The hypothetical illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed, and are provided only to illustrate how the Policy charges and hypothetical rates of return affect death benefit levels, Cash Value and Cash Surrender Value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. Actual rates of return undoubtedly will be higher or lower than those illustrated, so the values under your Policy will be different from those illustrated.

--------------------------------------------------------------------------------

The Company and the Fixed Account
================================================================================

Transamerica Life Insurance Company

Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica," "Company," "we," "us" or "our") is the insurance company issuing the Policy. Transamerica was incorporated under Iowa law on April 19, 1961. Transamerica established the separate account to support the investment options under this Policy and under other variable life insurance policies we may issue. Our general account supports the fixed account options under the Policy. As of March 1, 2001, PFL Life Insurance Company changed its name to Transamerica Life Insurance Company

IMSA. Transamerica is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self- and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

The Fixed Account

The basic fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. You bear the risk that we will credit only 3% interest.

The Dollar Cost Averaging Fixed Account. At the time you purchase a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We may declare a higher rate of interest at our sole discretion. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the subaccounts and basic fixed account according to your instructions. The first such transfer occurs on the Monthly Date after the Reallocation Date. In the last month of the DCA Fixed Account term, we will transfer interest accrued on the premium.

There is no charge for participating in the DCA Fixed Account, and transfers under this program do not count in determining any transfer charge.

We reserve the right to stop offering the DCA Fixed Account at any time for any reason.

The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Variable Account and the Portfolios
================================================================================

The Variable Account

Transamerica established the variable account as a separate investment account under Iowa law on November 20, 1998. Transamerica owns the assets in the variable account and is obligated to pay all benefits under the Policies. Transamerica may use the variable account to support other variable life insurance policies Transamerica issues. The variable account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

The variable account is divided into subaccounts, each of which invests in shares of a specific portfolio of one of the following mutual funds:

 .  AIM Variable Insurance Funds
   (managed by A I M Advisors, Inc.)

 .  Dreyfus Variable Investment Fund
   (managed by The Dreyfus Corporation)

 .  Dreyfus Stock Index Fund
   (managed by The Dreyfus Corporation)

 .  MFS(R)Variable Insurance Trust/SM/
   (managed by Massachusetts Financial Services Company)

 .  Oppenheimer Variable Account Funds
   (managed by OppenheimerFunds, Inc.)

 .  Transamerica Variable Insurance Fund, Inc.
   (managed by Transamerica Investment Management, LLC)

 .  Variable Insurance Products Fund (VIP) - Service Class 2
   (managed by Fidelity Management & Research Company)

 .  Variable Insurance Products Fund II (VIP II) - Service Class 2
   (managed by Fidelity Management & Research Company)

 .  Variable Insurance Products Fund III (VIP III) - Service Class 2
   (managed by Fidelity Management & Research Company)

 .  WRL Series Fund, Inc.
   (managed by WRL Investment Management, Inc.)

The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of Transamerica's liabilities other than those arising from the Policies. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The variable account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, Transamerica reserves the right to:

     1.   Create new separate accounts;

     2.   Combine separate accounts, including the variable account;

     3. Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

     4. Make new portfolios available under the variable account or remove existing portfolios;

     5. Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the variable account's purposes;

     6. Deregister the variable account under the Investment Company Act of 1940 if such registration is no longer required;

     7. Operate the variable account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

     8. Make any changes required by the Investment Company Act of 1940 or any other law.

We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Portfolios

The variable account invests in shares of certain portfolios of the Funds. Each of the Funds is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including an explanation of the portfolios' investment objectives and a description of the risks, in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the Funds' prospectuses carefully.

In addition to the variable account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither Transamerica nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund's Board of Directors (Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, then variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

These portfolios are not available for purchase directly by the general public, and are not the same as other portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Please read the attached portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

The Policy
================================================================================

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us at our Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

We determine the basic death benefit for a Policy based on the age of the insured when we issue the Policy, the initial premium paid, and other characteristics of the proposed insured(s) such as gender and risk class.

Generally, the Policy is available for insureds between issue ages 30-80 for standard risk classes, and between issue ages 30-70 for non-standard risk classes. We use different underwriting standards (simplified underwriting, or full underwriting) in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right: (1) to modify our underwriting requirements at any time; or (2) to reject an application for any reason permitted by law. There is no insurance coverage until we complete our underwriting process and accept the application.

When Insurance Coverage Takes Effect

Once we determine that the insured meets our underwriting requirements, insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your premium. This date is the Policy Date. On the Policy Date, we will allocate your premium (less charges) to the fixed account. On the Reallocation Date, we will transfer your Cash Value from the fixed account to the subaccounts or maintain your Cash Value in the fixed account as you directed on your application. The Reallocation Date varies by state according to a state's free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

Extending the Maturity Date

You may request to extend the Maturity Date for your Policy. You must make your request in writing and we must receive it at least 90 days, but no more than 180 days, prior to the scheduled Maturity Date. After you extend the Maturity Date, we will automatically extend your Maturity Date every year unless you direct us in writing to do otherwise. Interest on any outstanding Policy loan will continue to accrue during the period for which the Maturity Date is extended.

The Cash Value at the Maturity Date will be equal to the death benefit, less any indebtedness. If you choose to extend the Maturity Date, the Cash Value will continue to earn interest and no monthly deductions will be deducted from the Cash Value.

The tax consequences of continuing a Policy beyond the Insured's age 100 are unclear, consult a tax advisor.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner

     . You may change the owner by providing a written request to us at any time while the insured is alive.
     .    The change takes effect on the date that the written request is signed.
     . We are not liable for any actions we take before we receive the written request.
     . Changing the owner does not automatically change the beneficiary or the insured.
     .    Changing the owner may have tax consequences.

Selecting and Changing the Beneficiary

     . You designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.
     . If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
     . If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
     . If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.
     . You can change the beneficiary by providing us with a written request while the insured is living.
     . The change in beneficiary is effective as of the date you sign the written request.
     . We are not liable for any actions we take before we receive the written request.

Assigning the Policy

     .    You may assign Policy rights while the insured is alive.
     .    The owner retains any ownership rights that are not assigned.
     . Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
     . Claims under any assignment are subject to proof of interest and the extent of the assignment.
     . If you assign your Policy as collateral for a loan, you should consider that loans secured by this Policy are treated as distributions and could be subject to income tax and a 10% penalty if you are under age 59 1/2.
     .    We are not:
          - bound by any assignment unless we receive a written notice of the assignment;
          -    responsible for the validity of any assignment; or
          - liable for any actions we take before we receive written notice of the assignment.
     .    Assigning the Policy may have tax consequences.

Canceling a Policy

You may cancel a Policy during the free-look period by returning it to Transamerica at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund either (a) an amount equal to the Cash Value plus any charges we deducted, or (b) where required by state law, we will refund all premiums paid for the Policy.

Premiums
================================================================================

Premium Payments

Before we issue a Policy, you must pay an initial premium equal to at least $10,000. Thereafter, you may pay premiums at any time and in any amount of $5,000 or more. However, because most additional premium payments will increase the death benefit, we will require additional underwriting for most additional premium payments.

We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code. Your Policy's schedule page will show the maximum additional premium you can pay during the first two Policy Years without additional underwriting. As indicated below, it is the Company's policy to use simplified issue underwriting for these Policies. However, the Company reserves the right to impose full underwriting on future premium payments. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premium payments until they are allowed by the maximum premium limitations. We reserve the right to modify our premium limitations at any time. You make all premium payments to our Office or to one of our authorized agents.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches age 100), or the date when either (1) the insured dies, or (2) the grace period ends without a sufficient payment, or (3) we receive your signed request to surrender the Policy.

The type of underwriting you qualify for depends upon the amount of premium paid at issue. Listed below are the two types of underwriting you may qualify for. See "Policy Summary-Premiums" for more information.

Simplified Issue Guidelines.

If simplified issue underwriting is used, then in the second and subsequent Policy years, you will have different options depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

     1. Pay an amount up to the difference between the simplified issue limit and the amount paid in the first Policy year, but not more than the amount paid in the first Policy year, with no additional underwriting. This option is only available if no partial withdrawals have been taken.

     2. Pay an amount that exceeds the limit in option (1) up to your attained Age times 1,500 subject to simplified issue underwriting. "Attained Age" is defined as the insured's age on the Policy Date, plus the number of completed Policy years since the Policy Date.

     3. Pay an amount that exceeds the limit in option (2) on a fully underwritten basis.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

     1. IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

     2. IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Fully Underwritten Guidelines.

If full underwriting is used, then in the second and subsequent Policy years, you will have different options available to you depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

     1. Pay an amount up to the difference between the underwriting premium and the amount paid in the first Policy year. The underwriting premium is the total premium that you designate yourself to be underwritten for. This option is only available if no partial withdrawals have been taken and if the underwriting premium actually exceeds total premium paid in the first Policy year.

     2. Pay an amount that exceeds the limit in option (1) up to the attained Age times 1,500 subject to simplified issue underwriting. Note that this option may not exist if the limit in (1) exceeds the attained Age times 1,500.

     3.   Pay an amount that exceeds the greater of the limit in options (1) and
          (2) on a fully underwritten basis.

     With respect to both options 2 and 3, the premium will not be accepted if you do not qualify for the underwriting class under which the Policy was issued.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

     1. IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than the simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

     2. IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Tax-Free Exchanges (1035 Exchanges). We may accept as part of your initial premium money from one contract that qualified for a tax-free exchange under
Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. We will accept a Section 1035 exchange of a contract with an outstanding loan; however, we will not preserve the loan (i.e., you will pay off the loan and transfer the net policy value). If you contemplate a tax-free exchange, you should consult a competent tax advisor to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more subaccounts of the variable account and to the fixed account according to the following rules:

     . You must put at least 1% of each net premium in any subaccount or the fixed account you select (you can, of course, put nothing in some subaccounts or the fixed account).

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory).

     . Any allocation change will be effective on the date we record the change. We record the allocation change on the same day that we receive the request for the change.

     . We reserve the right to limit the number of premium allocation changes; and to limit the number of subaccount allocations in effect at any one time.

We will credit interest on your initial net premium from the date we receive payment and the necessary documents to the Reallocation Date. Interest will be credited at the current fixed account rate. Interest is guaranteed to equal at least 3% annually.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

On the Policy Date, we will allocate your Cash Value to the fixed account. We also allocate any net premiums we receive from the Policy Date to the Reallocation Date to the fixed account. On the Reallocation Date, we will reallocate the Cash Value in the fixed account to the subaccounts or retain it in the fixed account in accordance with the allocation percentages provided in the application. We invest all net premiums paid after the Reallocation Date on the Valuation Date we receive them. We credit these net premiums to the subaccounts (as appropriate) at the unit value next determined after we receive your payment. (Please refer to the Glossary for an explanation of the Reallocation Date.)

Policy Values
================================================================================

Cash Value          .    serves as the starting point for calculating values
                         under a Policy;
                    .    equals the sum of all values in the fixed account and
                         in each subaccount of the variable account;
                    .    is determined on the Policy Date and on each Valuation
                         Date; and
                    .    has no guaranteed minimum amount and may be more or
                         less than premiums paid (except for amounts allocated to the fixed account).

Growth Accelerator

At the end of each month, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

     Cash Value is greater than 200% of the total premiums paid; and Cash Value exceeds $50,000.

We will allocate the additional interest to the variable account and the fixed account on a pro-rata basis. We guarantee to credit the monthly interest (0.04167% multiplied by the Cash Value at the end of each month); however, the Policy needs to be requalified to meet the specified requirements on a year-to-year basis. There is no charge for this benefit.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request.

Cash Surrender      .    the Cash Value as of such date; minus
Value on any        .    any surrender charge as of such date; minus
Valuation Date      .    any outstanding Policy loans; minus
equals:             .    any interest you owe on the Policy loans.

Subaccount Value

Each subaccount's value is the Cash Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of        .   the initial units purchased at the unit value on the
units in any             Policy Date; plus
subaccount on        .   units purchased with additional net premiums; plus
any Valuation        .   units purchased via transfers from another subaccount
Date equals:             or the fixed account; plus
                     .   units purchased via growth accelerator, if any; minus
                     .   units redeemed to pay for monthly deductions; minus
                     .   units redeemed to pay for partial surrenders; minus
                     .   units redeemed as part of a transfer to another
                         subaccount or the fixed account.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount by the unit value for that subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each subaccount to reflect how investment results affect the Policy values. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value       .   the total value of the assets held in the subaccount,
of any subaccount        determined by multiplying the number of shares of the
at the end of a          designated portfolio owned by the subaccount times the
Valuation Period         portfolio's net asset value per share; minus
is calculated as:    .   a deduction for the mortality and expense risk charge;
                         minus
                     .   the accrued amount of reserve for any taxes or other
                         economic burden resulting from applying tax laws that
                         we determine to be properly attributable to the
                         subaccount; and the result divided by
                     .   the number of outstanding units in the subaccount.

Fixed Account Value

On the Policy Date, the fixed account value is equal to the net premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

The fixed account    .   the net premium(s) allocated to the fixed account; plus
value at the end     .   any amounts transferred to the fixed account; plus
of any Valuation     .   interest credited to the fixed account; plus
Period is equal to:  .   amount credited via growth accelerator, if any; minus
                     .   amounts charged to pay for monthly deductions; minus
                     .   amounts withdrawn from the fixed account; minus
                     .   amounts transferred from the fixed account to a
                         subaccount.

Charges and Deductions
================================================================================

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.

Services and        .    the death benefit, cash and loan benefits under the
benefits we              Policy
provide:            .    investment options, including premium allocations
                    .    administration of elective options and the distribution
                         of reports to owners
                 ---------------------------------------------------------------
Costs and           .    costs associated with processing and underwriting
expenses we              applications, issuing and administering the Policy
incur:              .    overhead and other expenses for providing services and
                         benefits
                    .    sales and marketing expenses
                    .    other costs of doing business, such as collecting
                         premiums, maintaining records, processing claims,
                         effecting transactions, and paying Federal, state and
                         local premium and other taxes and fees
                 ---------------------------------------------------------------
Risks we assume:    .    that the cost of insurance charges we may deduct are
                         insufficient to meet our actual claims because insureds
                         die sooner than we estimate
                    .    that the costs of providing the services and benefits
                         under the Policies exceed the charges we deduct
                 ---------------------------------------------------------------

Premium Expense Charge

When you make a premium payment, we deduct a premium expense charge equal to the premium tax imposed by the state where we issue your Policy. State premium taxes currently range from 0.00% to 3.50% of each premium payment. After we deduct any premium expense charge, we apply the remaining amount (the net premium) to the subaccounts and the fixed account according to your allocation instructions. The premium expense charge compensates us for state premium taxes.


Monthly Deduction

We deduct a monthly deduction from the Cash Value on the Policy Date and on each Monthly Date. We will make deductions from each subaccount and the fixed account on a pro rata basis (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Cash Value on the Monthly
Date). If the value of any subaccount or the fixed account is insufficient to pay that subaccount or fixed account's portion of the monthly deduction, we will take the monthly deduction on a pro-rata basis from all accounts. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has two components:

     1.   The cost of insurance charge for the Policy; plus
     2.   The monthly Policy charge, if applicable.


Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit (i.e., the anticipated cost of paying the amount of the death benefit that exceeds your Cash Surrender Value upon the insured's death). The charge depends on a number of variables (age, gender, risk class) that would cause it to vary from Policy to Policy and from Monthly Date to Monthly Date.

Cost of Insurance Charge

The cost of insurance charge is equal to:

          ->   the cost of insurance rates; multiplied by
          ->   the net amount at risk for your Policy on the Monthly Date.

The net amount at risk is equal to:

          ->   the death benefit at the beginning of the month; divided by
          ->   a "risk rate divisor" (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%);
               minus
          ->   the Cash Value at the beginning of the month.

We base the cost of insurance rates on the insured's age, gender, and risk class. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary (C.S.O.) Mortality Tables (smoker/non-smoker) and the insured's age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. For substandard rate classes, these rates could be higher than the rates in the C.S.O. tables. When required, we use a unisex table.

Monthly Policy Charge. We assess a monthly Policy charge to compensate us for administrative expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. The monthly Policy charge includes two components:

     (1) a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

     (2) a monthly asset based charge equal to an annual rate of 0.55% of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.


Daily Charge

We deduct a daily charge from each subaccount to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. The daily charge is equal to:

     .    the assets in each subaccount, multiplied by

     .    the daily pro rata portion of the annual charge rate of 0.75%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any lawful purpose including covering distribution costs.


Surrender Charge

If you fully surrender your Policy during the first 6 years following any premium payment, we deduct a surrender charge from your Cash Value and pay the remaining amount (less any outstanding loan amount) to you. The payment you receive is called the Cash Surrender Value. The surrender charge is equal to 7% of the premium(s) that was paid within 6 years of the surrender.

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy in the first few years after paying a premium.

Partial Surrender Charge

You may request partial surrenders of a portion of the Cash Surrender Value; however, the entire amount surrendered in the first Policy year is subject to a surrender charge. After the first Policy year, you may partially surrender amounts up to your Policy's gain (Cash Value minus premium) free of charge. We deduct a 7% surrender charge on the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within 6 years prior to the partial surrender. For this purpose, we deem any gain to be withdrawn first, and then the oldest premiums in the order they were paid (i.e., first-in-first-out, or "FIFO").


Transfer Charge

     . We guarantee that you can make 12 transfers each year free from charge. We currently allow an unlimited number of free transfers.

     . We reserve the right to charge $10 for each transfer in excess of 12 during a Policy Year. We will not increase this charge.

     . For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

     .    We deduct the transfer charge from the amount being transferred.

     . Transfers we effect on the Reallocation Date, and transfers due to dollar cost averaging, asset rebalancing, and loans, do not count as transfers for the purpose of assessing this charge.


Portfolio Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the Portfolio Expenses Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.


Death Benefit
================================================================================


Death Benefit

While the Policy is in force and if no loan is outstanding when the Insured dies, then, the death benefit is the greater of:

          (1)  the Basic Death Benefit; or
          (2)  the Guaranteed Minimum Death Benefit ("GMDB").

     . Basic Death Benefit: The Basic Death Benefit is the minimum amount that must be payable at the insured's death, before reduction for any outstanding loans, for the Policy to be treated as life insurance under the Internal Revenue Code. We determine the Basic Death Benefit by dividing the Cash Value by the net single premium. The net single premium is the amount of premium needed to provide a paid up death benefit of $1.00, assuming the guaranteed cost of insurance charges, a 4% interest rate, and mortality as set forth in the "Commissioners 1980 Standard Ordinary Mortality Table." The Basic Death Benefit will change monthly, or as of the date of death, due to changes in the Cash Value. The net single premium will change annually. Only the Basic Death Benefit is paid if there is an outstanding Policy Loan when the Insured dies.

     . Guaranteed Minimum Death Benefit: Until the insured's age 75, the GMDB is the greater of premiums paid (less partial surrenders) or the highest Cash Value on a Policy anniversary (adjusted for subsequent partial surrenders). At age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If you take a partial surrender, the GMDB is reduced on a "dollar for dollar" basis. If you have an outstanding Policy Loan, the Guaranteed Minimum Death Benefit will terminate. If you have an outstanding Policy Loan when the Insured Dies, the Death Benefit Proceeds will be based on the Basic Death Benefit. However, if you repay the Policy Loan before the Insured Dies, we will reinstate the Guaranteed Minimum Death Benefit.

As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options.

Death Benefit       |X|  the death benefit (described above); minus
Proceeds equal:     |X|  any past due monthly deductions; minus
                    |X|  any outstanding Policy loan on the date of death; minus
                    |X|  any interest you owe on the Policy loan(s), minus
                    |X|  any payments under the Accelerated Death Benefit Rider
                         (see below).

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum only if required by applicable state law, from the date we receive due proof of the insured's death to the date we make payment.

We may further adjust the amount of the death benefit proceeds under certain circumstances. See Our Right to Contest the Policy; and Misstatement of Age or Sex.

The Specified Amount shown in the hypothetical illustrations in this prospectus and on the policy schedule page of your Policy is the Basic Death benefit on the Policy Date.

 .    Accelerated Death Benefit Rider

You may apply for the simplified issue Accelerated Death Benefit Rider for long-term care under the Policy. The Accelerated Death Benefit is a portion of the Death Benefit under the Policy that may be payable monthly as reimbursement of actual charges incurred. The Insured becomes eligible for benefits under the Accelerated Death Benefit Rider by being certified as a chronically ill individual and by being confined to a nursing or assisted living facility, or by receiving home health care from a home health agency or adult or adult day care in an adult day care center. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.

The Death Benefit under the Policy will be reduced by the amount paid under the Accelerated Death Benefit Rider. If the Insured dies while the Policy is in force and while benefits under the rider are being paid, the remaining Death Benefit proceeds will be paid to the Beneficiary and no further payments under this rider will be made to you. However, if the entire Death Benefit proceeds are paid under the terms of the rider prior to the Insured's death, the Policy will terminate and there will be no Death Benefit payable upon the Insured's death.

Benefits under the Accelerated Death Benefit Rider are not intended to be considered taxable income to you. We urge you to consult your personal tax advisor or attorney on specific points of interest to you.


Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request.


Full and Partial Surrenders
================================================================================

Full Surrenders

You may make a written request to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your request.

Full surrender      |X|  The insured must be alive and the Policy must be in
Conditions:              force when you make your written request. A surrender
                         is effective as of the date when we receive your written request. We may require that you return the Policy.

                    |X| You will incur a surrender charge of 7% of any premium payments made within 6 years before the surrender. See Charges and Deductions--Surrender Charge.

                    |X| Once you surrender your Policy, all coverage and other benefits under it cease.

                    |X| We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Surrendering the Policy may have adverse tax consequences. See Federal Tax Considerations--Tax Treatment of Policy Benefits.


Partial Surrenders

You may request a partial surrender of a portion of your Cash Value subject to certain conditions.

     ->   You must make your partial surrender request to us in writing.
     ->   You must request at least $500.
     -> You may withdraw up to the Policy's gain (Cash Value minus premiums) free of charge after the first Policy year.
     -> At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender.
     -> We assess a surrender charge equal to 7% of the whole amount surrendered in the first Policy year.
     -> We assess a surrender charge equal to 7% of the portion of any partial surrender after the first Policy year that exceeds the gain and is attributable to a premium payment made within 6 years before the partial surrender. See Charges and Deductions--Partial Surrenders.
     ->   We deduct the surrender charge from the remaining Cash Value.

-> You can specify the subaccount(s) and fixed account from which to make the partial surrender; otherwise we will deduct the amount (including any partial surrender charge) from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

     -> If you have an outstanding Variable Interest Policy Loan which exceeds 50%of the Cash Surrender Value - and your partial surrender causes your Fixed Account (excluding any DCA amounts) to fall below two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value, we then must secure all or a portion of your Policy Loan by automatically transferring the required amount from your Cash Value held in the Variable Account to the Fixed Account or you cannot make the partial surrender.
     -> If you have an outstanding Fixed Account Policy Loan your Policy Loan has already been secured by your Cash Value held in the Loan Reserve in the Fixed Account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.
     -> We will process the partial surrender at the unit values next determined after we receive your request.
     -> We generally will pay a partial surrender request within seven days after the Valuation Date when we receive the request.

Partial surrenders may have adverse tax consequences. See Federal Tax Considerations--Tax Treatment of Policy Benefits.


Transfers
================================================================================

You may make transfers from (i.e., out of) the subaccounts or from the fixed account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

     .    You may make an unlimited number of transfers in a Policy Year.

     . You may request transfers in writing (in a form we accept), or by telephone.

     . For transfers out of the fixed account, you may not transfer more than 25% of the value in the fixed account (not including amounts securing Policy loans), or $1,000 (whichever is greater). If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account. We only allow one transfer out of the fixed account every 12 months.

     . If you have an outstanding Variable Interest Policy Loan, which exceeds 50% of the policy's Cash Surrender Value, transfers out of the Fixed Account will be limited such that the balance remaining in the Fixed Account is sufficient to meet a minimum amount. The minimum amount is two times the excess of your Value Interest Policy Loan minus 50% of the Case Surrender Value.

     . We may deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of the transfer charge.

     . We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

     . We process transfers based on the unit values next determined after we receive your request (which is at the end of the Valuation Date during which we receive your request).

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-732-7754.

Please note the following regarding telephone transfers:

     -> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     -> We will employ reasonable procedures to confirm that telephone instructions are genuine.

     -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

The policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.


Dollar Cost Averaging

When purchasing a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We will transfer money out of the DCA Fixed Account in equal installments over a specified period of 6 months (or other periods available at issue) and place it in the subaccounts according to your instructions. Transfers from the DCA Fixed Account are not restricted by the requirements limiting transfers from the Fixed Account when there's an outstanding Variable Interest Policy Loan.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the DCA Fixed Account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

Dollar cost          ->   we receive your request to cancel your participation;
Averaging will       ->   the value in the DCA Fixed Account is depleted;
Terminate if:        ->   you elect to participate in the asset rebalancing
                          program; or
                     ->   you elect to participate in any asset allocation
                          services provided by a third party.


We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash Value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. The asset rebalancing program will transfer Cash Value from those subaccounts that have increased in value to those subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses. Cash Value in the fixed account and the DCA Fixed Account are not available for this program.

To participate in    ->   you must complete an asset rebalancing request form
the asset                 and submit it to us before the maturity date
rebalancing          ->   you must have a minimum Cash Value in subaccounts of
program:                  $10,000.


You may elect for asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange ("NYSE") is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy year. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Asset rebalancing    ->   you elect to participate in the DCA Fixed Account;
will cease if:       ->   we receive your request to discontinue participation;
                     ->   you make a transfer to or from any subaccount other
                          than under a scheduled rebalancing; or
                     ->   you elect to participate in any asset allocation
                          services provided by a third party


Loans
================================================================================

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

To request a Policy Loan, you must complete our Policy Loan Request from and send it to our Office. We cannot process your request until you have completed all items on that form.

A Policy Loan affects the Policy because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by the amount of any outstanding Policy Loan plus interest you owe on the Policy Loans. Repaying the Policy Loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment.

There are risks involved in taking a Policy Loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding Policy Loans, are not achieved. If the Policy is a "modified endowment contract" (see Federal Tax Consequences," page _____), the Policy Loan will be treated as a partial surrender for Federal income tax purposes. A Policy Loan may also have possible adverse tax consequences that could occur if a Policy lapses with Policy Loans outstanding.


Fixed Account Policy Loan

Collateral:

You may take a Fixed Account Policy Loan against the Policy for amounts from $500 up to 90% of the Cash Value net of any surrender charge, minus outstanding loans and any interest you owe. To secure the Fixed Account Policy Loan, we transfer an amount equal to the loan from the variable account and the fixed account to the loan account, which is a part of the fixed account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different than the fixed account. We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make.

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements. Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation schedule.

We deduct any unpaid loans from the Cash Surrender Value and death benefit proceeds payable on the insured's death. If any unpaid loan, including interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value to become zero, then your Policy will enter a 61-day grace period. (See Policy Lapse and Reinstatement, below.)

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is Outstanding. Instead the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.


Interest Rate:

We currently charge you an interest rate of 4.50% (the guaranteed maximum is 6%) per year on your loan. Interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly. We reserve the right to change the interest rate on any new and existing loans. However, the interest rate will never be raised above the guaranteed rate of 6%.

This Fixed Account Policy Loan provision may not be available in all states.

Variable Interest Policy Loan

You may take a Variable Interest Policy Loan against the Policy while it is in force. The amount of your Policy Loan may not be greater than 90% of the Cash Value of the Policy less the applicable Surrender Charge as of the date of the Policy Loan request, less any Outstanding Loan amount. The Outstanding Loan amount is the total Policy Loan payoff amount, including accrued loan interest and any new loan(s). The minimum amount of any Policy Loan request is $500. Our Policy Loan review procedure generally results in making a Policy Loan within 7 days after review of the request. However, in certain circumstances, we may be required to defer making a policy Loan for not more than six (6) months after the Policy Loan request is made.

The Loan Date is the date that we process your Policy Loan request. The Policy Loan may be repaid at any time while the Policy is in force.

Collateral:

The Policy is the only Collateral that we require for your Variable Interest Policy Loan. The Cash Value of the Policy becomes the Collateral for the repayment of the Policy Loan. For a Policy Loan of up to 50% of the Cash Value of the Policy, you may choose to have the Collateral in the Fixed Account, the Variable Account or both the Fixed and Variable Accounts. For a Policy Loan greater than 50% of the Cash Surrender Value of the Policy, an amount of Collateral must remain in the Fixed Account equal to two times the portion of the Policy Loan that exceeds 50% of the Cash Surrender Value of the Policy. If the amount in the Fixed Account is not sufficient to meet this requirement, the additional amount necessary will be transferred automatically from the Variable Account to the Fixed Account on a pro-rata basis, according to your existing fund allocation instructions.

We will reevaluate Policy values whenever any of the following occurs:

     ->   A new Policy Loan or an addition to an existing Policy Loan is taken;
     ->   A partial withdrawal is processed;
     ->   A benefit is paid under the Acceleration of Death Benefit Rider; or
     ->   A transfer is made from the Fixed Account to the Variable Account.

We will not automatically transfer amounts from the Fixed Account to the Variable Account. You may request a transfer from the Fixed Account to the Variable Account within 30 days after a Variable Interest Policy Loan repayment. A transfer to the Variable Account following a Policy Loan repayment may be for any amount up to the amount of the repayment. No transfer to the Variable Account will be permitted to the extent that such transfer would result in the Fixed Account being less than the required amount.

Interest Rate:

We will charge interest on the Policy Loan while it is outstanding. We may adjust the rate of interest at the end of a calendar quarter. The rate will not exceed the greater of (i) the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or (ii) the interest rated used to determine cash surrender value in the Fixed Account under the Policy during the applicable period plus 1% per year. The "Published Monthly Average" is Moody's Corporate Bond Yield Average -Monthly Average Corporates as published by Moody's Investors Service, Inc., for the calendar month ending two months before the date on which the maximum rate is to be determined. (In the event that the Moody's Corporate Bond Yield Average -Monthly Average Corporates is no longer published, a substantially similar average, established by regulation by the Iowa Commissioner of Insurance will be instituted.)

We will notify you of the initial interest rate to be charged on the loan at the time a Policy Loan is made. We will notify you in advance of any increase in the interest rate applicable to any existing Policy Loan(s). Interest on your Policy Loan is payable in arrears. Interest is due at the end of each calendar quarter. Any interest not paid when due will be added to the Policy Loan at the end of each calendar quarter.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is Outstanding. Instead the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

This Variable Interest Policy Loan provision may not be available in all states.



Policy Lapse and Reinstatement
================================================================================

Lapse

If you have no outstanding Policy loans, then we guarantee that your Policy will not lapse, regardless of investment performance. If you do have an outstanding loan, then certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient payment to keep your Policy in force:

     . If you have an outstanding Policy loan and your Policy's Cash Surrender Value becomes zero (or negative), then the Policy will enter a 61-day grace period.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans.


Reinstatement

You may not reinstate your Policy if it lapses unless we issued your Policy in a state which requires that the Policy include a reinstatement provision. If your Policy was issued in a state which requires that the Policy include a reinstatement provision, then you may request a reinstatement of a lapsed Policy within five years of the date of lapse (and prior to the Maturity Date). To reinstate a Policy, you must:

     .    submit a written application for reinstatement;
     .    provide evidence of insurability satisfactory to us; and
     .    make a premium payment that is large enough to cover the sum of:
          ->   the monthly deductions not previously paid during the grace period, plus
          ->   $10,000.

We will not reinstate any outstanding loans (including interest you owe). The amount in the loan account on the reinstatement date will be zero. Your Cash Surrender Value on the reinstatement date will equal the premium you pay at reinstatement minus the sum of:

     (1) monthly deductions to cover the grace period;
     (2) one additional monthly deduction; and
     (3) any surrender charge.

The reinstatement date for your Policy will be the monthly date on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.


Federal Tax Considerations
================================================================================

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The guidance as to how these requirements are to be generally applied is limited and the manner in which such requirements should be applied to certain features of the Policy is not directly addressed by the available legal authorities. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The Policy will generally be classified as a MEC, although some policies issued in exchange for life insurance contracts are not. You should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

     . All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed.

     . Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

     . A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

     . If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions (other than death benefits) from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, if the difference between the interest rate credited on an amount in the loan account and the interest rate changed on the Policy loan is negligible, the tax consequences are uncertain. In these circumstances, you should consult a tax adviser as to such consequences. In addition, if a Policy that is not a MEC lapses when a Policy loan is outstanding, the loan balance will be treated as a distribution and taxed accordingly.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Continuing the Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to these consequences.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.


Other Policy Information
================================================================================

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy Date, or if reinstated, for two years from the date of reinstatement.


Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans, and less any partial surrenders previously paid.

Misstatement of Age or Sex

If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.


Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     -> to conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject; or

     -> to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     ->   to reflect a change in the variable account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.


Payments We Make

We usually pay the amounts of any surrender, partial surrender, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     |X| the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

     |X| the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

     |X| the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, or payments under a payment option until such check or draft has been honored.


Reports to Owners

Once each calendar quarter, we plan to mail to Owners at their last known address a report showing the following information as of the end of the report period:

     |X|  the current Cash Value
     |X|  the current Cash Surrender Value
     |X|  the current death benefit
     |X| any activity (e.g., premiums paid, partial surrenders, deductions, loans or loan repayments, other transactions) since the last report
     |X|  any other information required by law

We may amend these reporting procedures at any time, and/or provide less frequent reports.

Records

We will maintain all records relating to the variable account and the fixed account.


Policy Termination

Your Policy will terminate on the earliest of:

     ->   the maturity date (insured's age 100)      ->   the end of the grace period without a sufficient payment
     ->   the date the insured dies                  ->   the date you surrender the Policy

Performance Data
================================================================================


Hypothetical illustrations based on adjusted historic portfolio performance

In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Cash Value and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated. Hypothetical illustrations are not indicative of future performance.

The values we illustrate for death benefit, Cash Value and Cash Surrender Value take into account any charges and deductions from the Policy, the variable account and the portfolios. We have not deducted any charges for premium taxes. These charges could be substantial and would lower the performance figures significantly if reflected.


The charges and deductions that are used to determine the Cash Value are as follows:

     .    monthly cost of insurance charges;
     .    monthly administrative charges; and
     .    monthly asset based charges.

If the Cash Value is greater than 200% of the total premiums paid, and the Cash Value exceeds $2,000, then we will credit your Cash Value with additional interest at an annual rate of 0.50%.

Each of the following hypothetical illustrations is based on the historical investment performance of the portfolios. Each illustration assumes that the entire premium of $50,000 is allocated to the particular subaccount, and that there are no transfers, no loans, and no partial surrenders. The values would be different for an insured of a different sex, age, or risk class. The adjusted historical annual total return figures are the total returns of the portfolio for each year, less the 0.75% daily charge deducted from the variable account.

                       AIM V.I. CAPITAL APPRECIATION FUND
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                   Adjusted
                        Death Benefit                     Cash Value                 Cash Surrender Value         Historical
                        -------------                     ----------                 --------------------           Annual
                  Current         Guaranteed       Current        Guaranteed        Current       Guaranteed     Total Return
                  -------         ----------       -------        ----------        -------       ----------     ------------
    5/31/1993      109,800         109,800           48,943         48,934           45,443         45,434           N/A
   12/31/1993      125,555         125,391           55,966         55,882           52,466         52,382           N/A
   12/31/1994      122,359         121,905           56,159         55,939           52,659         52,439         1.73%
   12/31/1995      157,966         156,948           74,618         74,120           71,118         70,620        34.70%
   12/31/1996      176,759         175,081           85,897         85,059           82,397         81,559        16.71%
   12/31/1997      190,994         188,531           95,442         94,183           91,942         90,683        12.66%
   12/31/1998      217,298         213,966          111,811        109,910          108,311        106,410        18.42%
   12/31/1999      301,479         295,194          159,147        155,771          159,147        155,771        43.56%

Note:  Assuming the policy was purchased on 5/31/1993


                       AIM V.I. GOVERNMENT SECURITIES FUND
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates

                                                                                                                  Adjusted
                        Death Benefit                     Cash Value                Cash Surrender Value         Historical
                        -------------                     ----------                --------------------           Annual
                  Current         Guaranteed       Current        Guaranteed        Current       Guaranteed    Total Return
                  -------         ----------       -------        ----------        -------       ----------    ------------
    5/31/1993      109,800         109,800           48,943         48,934           45,443         45,434           N/A
   12/31/1993      112,393         112,246           50,099         50,024           46,599         46,524           N/A
   12/31/1994      102,829         102,447           47,193         47,008           43,693         43,508        -4.46%
   12/31/1995      113,025         112,297           53,390         53,033           49,890         49,533        14.71%
   12/31/1996      110,016         108,972           53,463         52,941           49,963         49,441         1.53%
   12/31/1997      113,272         111,811           56,603         55,856           53,103         52,356         7.35%
   12/31/1998      116,208         114,270           59,686         58,671           56,186         55,171         6.93%
   12/31/1999      109,243         106,965           57,641         56,418           57,641         56,418        -2.06%

Note:    Assuming the policy was purchased on 5/31/1993



                           AIM V.I. GROWTH AND INCOME
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                  Adjusted
                        Death Benefit                     Cash Value                  Cash Surrender Value       Historical
                        -------------                     ----------                  --------------------         Annual
                  Current         Guaranteed       Current        Guaranteed        Current       Guaranteed    Total Return
                  -------         ----------       -------        ----------        -------       ----------    ------------
    5/31/1994      109,800         109,800           48,943         48,934           45,443          45,434            N/A
   12/31/1994      110,404         110,260           49,212         49,139           45,712          45,639            N/A
   12/31/1995      140,537         140,015           64,503         64,249           61,003          60,749         32.88%
   12/31/1996      160,371         159,338           75,754         75,248           72,254          71,748         19.06%
   12/31/1997      191,882         190,060           93,246         92,336           89,746          88,836         24.80%
   12/31/1998      233,893         230,243          116,933        115,021          113,433         111,521         26.57%
   12/31/1999      300,702         294,068          154,516        151,056          151,016         147,556         33.27%

Note:    Assuming the policy was purchased on 5/31/1994

                               AIM V.I. VALUE FUND
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                  Adjusted
                        Death Benefit                     Cash Value                Cash Surrender Value         Historical
                        -------------                     ----------                --------------------           Annual
                  Current         Guaranteed       Current        Guaranteed       Current       Guaranteed     Total Return
                  -------         ----------       -------        ----------       -------       ----------     ------------
    5/31/1993      109,800         109,800           48,943         48,934         45,443          45,434            N/A
   12/31/1993      122,425         122,265           54,571         54,489         51,071          50,989            N/A
   12/31/1994      121,102         120,651           55,582         55,364         52,082          51,864          3.26%
   12/31/1995      156,990         155,979           74,157         73,662         70,657          70,162         35.25%
   12/31/1996      171,844         170,213           83,509         82,694         80,009          79,194         14.17%
   12/31/1997      202,370         199,760          101,127         99,792         97,627          96,292         22.79%
   12/31/1998      255,870         251,604          131,479        129,244        127,979         125,744         31.42%
   12/31/1999      318,415         311,777          168,087        164,522        168,087         164,522         28.95%

Note:    Assuming the policy was purchased on 5/31/1993


                            DREYFUS STOCK INDEX FUND
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                  Adjusted
                        Death Benefit                      Cash Value                Cash Surrender Value        Historical
                        -------------                      ----------                --------------------          Annual
                  Current         Guaranteed       Current        Guaranteed       Current       Guaranteed     Total Return
                  -------         ----------       -------        ----------       -------       ----------     ------------
    9/30/1989      109,800         109,800           48,943         48,934         45,443          45,434            N/A
   12/31/1989      111,568         111,505           49,731         49,694         46,231          46,194            N/A
   12/31/1990      102,340         102,046           46,968         46,824         43,468          43,324         -4.21%
   12/31/1991      126,382         125,688           59,699         59,357         56,199          55,857         28.90%
   12/31/1992      128,820         127,734           62,601         62,056         59,101          58,556          6.31%
   12/31/1993      131,436         129,896           65,680         64,891         62,180          61,391          6.38%
   12/31/1994      128,806         126,827           66,157         65,119         62,657          61,619          2.14%
   12/31/1995      167,988         164,789           88,556         86,838         88,556          86,838         35.78%
   12/31/1996      197,903         194,135          106,527        104,460        106,527         104,460         21.63%
   12/31/1997      253,495         248,668          139,243        136,540        139,243         136,540         31.99%
   12/31/1998      314,628         308,637          176,241        172,821        176,241         172,821         27.27%
   12/31/1999      368,054         361,046          210,501        206,415        210,501         206,415         19.72%


Note:    Assuming the policy was purchased on 9/30/1989

                      DREYFUS VIF - MONEY MARKET PORTFOLIO
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                         Death Benefit                     Cash Value              Cash Surrender Value       Historical
                         -------------                     ----------              --------------------         Annual
                  Current         Guaranteed       Current        Guaranteed       Current     Guaranteed    Total Return
                  -------         ----------       -------        ----------       -------     ----------    ------------
    8/31/1990      109,800         109,800          48,943          48,934          45,443       45,434            N/A
   12/31/1990      111,685         111,601          49,783          49,737          46,283       46,237            N/A
   12/31/1991      112,530         112,183          51,648          51,478          48,148       47,978          5.19%
   12/31/1992      111,488         110,850          52,663          52,349          49,163       48,849          3.37%
   12/31/1993      109,585         108,632          53,253          52,776          49,753       49,276          2.52%
   12/31/1994      108,883         107,576          54,410          53,741          50,910       50,241          3.60%
   12/31/1995      109,558         107,839          56,271          55,369          52,771       51,869          4.87%
   12/31/1996      109,693         107,525          57,674          56,451          57,674       56,451          4.32%
   12/31/1997      109,973         107,305          58,524          56,749          58,524       56,749          4.41%
   12/31/1998      110,198         106,978          59,301          56,899          59,301       56,899          4.31%
   12/31/1999      109,607         105,807          59,584          56,497          59,584       56,497          3.49%

Note:    Assuming the policy was purchased on 8/31/1990



                   DREYFUS VIF - SMALL COMPANY STOCK PORTFOLIO
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                Adjusted
                        Death Benefit                     Cash Value               Cash Surrender Value        Historical
                        -------------                     ----------               --------------------          Annual
                  Current        Guaranteed        Current        Guaranteed       Current     Guaranteed     Total Return
                  -------        ----------        -------        ----------       -------     ----------     ------------
    5/31/1996      109,800         109,800          48,943          48,934          45,443       45,434             N/A
   12/31/1996      113,442         113,295          50,566          50,491          47,066       46,991             N/A
   12/31/1997      131,350         130,862          60,286          60,049          56,786       56,549          20.87%
   12/31/1998      117,484         116,727          55,496          55,125          51,996       51,625          -6.68%
   12/31/1999      123,658         122,484          60,092          59,506          56,592       56,006           9.78%

Note:    Assuming the policy was purchased on 5/31/1996


                           MFS EMERGING GROWTH SERIES
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                Adjusted
                        Death Benefit                     Cash Value               Cash Surrender Value        Historical
                        -------------                     ----------               --------------------          Annual
                  Current        Guaranteed        Current        Guaranteed       Current     Guaranteed     Total Return
                  -------        ----------        -------        ----------       -------     ----------     ------------
    7/31/1995      109,800         109,800          48,943            48,934        45,443       45,434             N/A
   12/31/1995      126,885         126,767          56,559            56,496        53,059       52,996             N/A
   12/31/1996      141,184         140,719          64,800            64,573        61,300       61,073          16.16%
   12/31/1997      163,747         162,770          77,349            76,869        73,849       73,369          21.01%
   12/31/1998      208,082         207,208         101,604           100,667        98,104       97,167          33.18%
   12/31/1999      352,471         348,134         176,214           173,994       172,714      170,494          75.45%

Note:    Assuming the policy was purchased on 7/31/1995

                               MFS RESEARCH SERIES
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                   Adjusted
                         Death Benefit                     Cash Value                 Cash Surrender Value        Historical
                         -------------                     ----------                 --------------------          Annual
                   Current        Guaranteed        Current        Guaranteed       Current       Guaranteed      Total Return
                   -------        ----------        -------        ----------       -------       ----------      ------------
    7/31/1995      109,800         109,800          48,943            48,934         45,443         45,434             N/A
   12/31/1995      120,385         120,272          53,661            53,601         50,161         50,101             N/A
   12/31/1996      140,029         139,568          64,269            64,044         60,769         60,544          21.43%
   12/31/1997      160,215         159,259          75,680            75,211         72,180         71,711          19.37%
   12/31/1998      188,133         186,447          91,424            90,581         87,924         87,081          22.48%
   12/31/1999      222,185         219,451         111,028           109,629        107,528        106,129          23.14%

Note:    Assuming the policy was purchased on 7/31/1995



                             MFS TOTAL RETURN SERIES
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates


                                                                                                                   Adjusted
                         Death Benefit                     Cash Value                 Cash Surrender Value        Historical
                         -------------                     ----------                 --------------------          Annual
                   Current        Guaranteed        Current        Guaranteed       Current        Guaranteed     Total Return
                   -------        ----------        -------        ----------       -------        ----------     ------------
    1/31/1995      109,800         109,800          48,943          48,934          45,443          45,434            N/A
   12/31/1995      136,430         136,150          60,814          60,678          57,314          57,178            N/A
   12/31/1996      148,389         147,712          68,106          67,781          64,606          64,281         13.52%
   12/31/1997      171,240         169,974          80,888          80,271          77,388          76,771         20.41%
   12/31/1998      183,054         181,122          88,956          87,993          85,456          84,493         11.50%
   12/31/1999      179,620         177,091          89,758          88,468          86,258          84,968          2.32%

Note:    Assuming the policy was purchased on 1/31/1995


                              MFS UTILITIES SERIES
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates


                                                                                                                 Adjusted
                            Death Benefit                  Cash Value               Cash Surrender Value        Historical
                            -------------                  ----------               --------------------          Annual
                       Current      Guaranteed       Current        Guaranteed      Current      Guaranteed    Total Return
                       -------      ----------       -------        ----------      -------      ----------    ------------
        1/31/1995     109,800        109,800          48,943          48,934        45,443         45,434            N/A
       12/31/1995     140,841        140,552          62,780          62,639        59,280         59,139            N/A
       12/31/1996     158,735        158,010          72,855          72,507        69,355         69,007         17.64%
       12/31/1997     198,895        197,424          93,952          93,235        90,452         89,735         30.74%
       12/31/1998     223,462        221,103         108,593         107,417       105,093        103,917         17.19%
       12/31/1999     279,562        275,626         139,764         137,755       136,264        134,255         29.85%

Note:    Assuming the policy was purchased on 1/31/1995

                    OPPENHEIMER CAPITAL APPRECIATION FUND/VA
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                Adjusted
                          Death Benefit                   Cash Value               Cash Surrender Value        Historical
                          -------------                   ----------               --------------------          Annual
                      Current      Guaranteed       Current       Guaranteed       Current      Guaranteed    Total Return
                      -------      ----------       -------       ----------       -------      ----------    ------------
        4/30/1985     109,800        109,800          48,943        48,934          45,443         45,434            N/A
       12/31/1985     119,475        119,297          53,256        53,166          49,756         49,666            N/A
       12/31/1986     133,785        133,259          61,403        61,149          57,903         57,649         16.89%
       12/31/1987     131,483        130,604          62,108        61,679          58,608         58,179          2.54%
       12/31/1988     152,775        151,284          74,241        73,497          70,741         69,997         21.19%
       12/31/1989     179,747        177,376          89,822        88,610          86,322         85,110         22.68%
       12/31/1990     157,095        154,424          80,686        79,288          77,186         75,788         -8.90%
       12/31/1991     187,894        183,909          99,258        97,153          99,258         97,153         24.62%
       12/31/1992     205,094        199,791         111,245       108,369         111,245        108,369         13.68%
       12/31/1993     210,505        203,984         117,168       113,538         117,168        113,538          6.45%
       12/31/1994     203,866        196,405         116,368       112,109         116,368        112,109          0.21%
       12/31/1995     268,439        256,964         157,035       150,323         157,035        150,323         35.66%
       12/31/1996     324,585        308,541         194,476       184,863         194,476        184,863         24.28%
       12/31/1997     397,355        374,843         243,688       229,882         243,688        229,882         25.75%
       12/31/1998     476,397        445,707         298,874       279,260         298,874        279,620         23.09%
       12/31/1999     652,990        605,487         418,825       388,357         418,825        388,357         40.63%

Note:    Assuming the policy was purchased on 4/30/1985


                      OPPENHEIMER GLOBAL SECURITIES FUND/VA
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                 Adjusted
                         Death Benefit                   Cash Value                Cash Surrender Value         Historical
                         -------------                   ----------                --------------------           Annual
                     Current      Guaranteed       Current       Guaranteed       Current       Guaranteed     Total Return
                     -------      ----------       -------       ----------       -------       ----------     ------------
      11/30/1990     109,800        109,800         48,943         48,934          45,443         45,434            N/A
      12/31/1990     110,261        110,240         49,148         49,130          45,648         45,630            N/A
      12/31/1991     108,352        108,087         49,728         49,596          46,228         46,096            2.62%
      12/31/1992      95,689         95,209         45,198         44,960          41,698         41,460           -7.81%
      12/31/1993     155,068        153,843         75,356         74,741          71,856         71,241           69.11%
      12/31/1994     139,165        137,617         69,542         68,748          66,042         65,248           -6.43%
      12/31/1995     135,496        133,503         69,593         68,546          66,093         65,046            1.48%
      12/31/1996     152,071        149,230         80,239         78,711          80,239         78,711           16.93%
      12/31/1997     170,917        167,662         87,503         85,803          87,503         85,803           21.52%
      12/31/1998     178,532        175,133         88,332         86,614          88,332         86,614           13.26%
      12/31/1999     259,374        254,435        123,467        121,063         123,467        121,063           57.34%

Note:    Assuming the policy was purchased on 11/30/1990

                         OPPENHEIMER HIGH INCOME FUND/VA
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                  Adjusted
                          Death Benefit                   Cash Value                Cash Surrender Value         Historical
                          -------------                   ----------                --------------------           Annual
                    Current        Guaranteed      Current        Guaranteed       Current       Guaranteed     Total Return
                    -------        ----------      -------        ----------       -------       ----------     ------------
     1/31/1988      109,800        109,800          48,943          48,934        45,443          45,434             N/A
    12/31/1988      122,164        121,913          54,454          54,332        50,954          50,832             N/A
    12/31/1989      121,798        121,242          55,902          55,635        52,402          52,135            4.06%
    12/31/1990      121,251        120,354          57,275          56,838        53,775          53,338            3.87%
    12/31/1991      154,532        152,901          75,096          74,283        71,596          70,783           32.94%
    12/31/1992      173,468        171,026          86,684          85,438        83,184          81,938           17.05%
    12/31/1993      208,710        204,956         107,196         105,234       103,696         101,734           25.41%
    12/31/1994      193,372        189,060         102,743         100,415       102,743         100,415           -3.90%
    12/31/1995      223,076        217,041         123,792         120,394       123,792         120,394           19.48%
    12/31/1996      246,511        238,550         138,622         134,084       138,622         134,084           14.40%
    12/31/1997      265,352        255,256         153,620         147,702       153,620         147,702           11.38%
    12/31/1998      256,718        245,339         152,900         146,043       152,900         146,043           -0.45%
    12/31/1999      258,507        245,286         154,404         146,420       154,404         146,420            3.51%

Note:    Assuming the policy was purchased on 1/31/1988


                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                   Cash Value               Cash Surrender Value         Historical
                        -------------                   ----------               --------------------           Annual
                    Current        Guaranteed      Current       Guaranteed      Current      Guaranteed     Total Return
                    -------        ----------      -------       ----------      -------      ----------     ------------
    7/31/1995       109,800         109,800          48,943        48,934         45,443         45,434             N/A
   12/31/1995       131,703         131,580          58,706        58,641         55,206         55,141             N/A
   12/31/1996       165,952         165,406          76,167        75,900         72,667         72,400          31.54%
   12/31/1997       209,181         207,934          98,811        98,198         95,311         94,698          31.51%
   12/31/1998       208,798         206,927         101,513       100,576         98,013         97,076           3.92%
   12/31/1999       243,268         240,275         121,620       120,087        118,120        116,587          20.81%

Note:    Assuming the policy was purchased on 7/31/1995

                       OPPENHEIMER STRATEGIC BOND FUND/VA
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
    5/31/1993       109,800         109,800         48,943          48,934        45,443        45,434               N/A
   12/31/1993       113,723         113,575         50,692          50,616        47,192        47,116               N/A
   12/31/1994       104,000         103,614         47,731          47,543        44,231        44,043            -4.50%
   12/31/1995       114,081         113,346         53,888          53,528        50,388        50,028            14.48%
   12/31/1996       121,671         120,515         59,126          58,549        55,626        55,049            11.24%
   12/31/1997       125,908         124,284         62,918          62,087        59,418        58,587             7.90%
   12/31/1998       123,370         121,312         63,364          62,287        59,864        58,787             2.13%
   12/31/1999       120,847         118,327         63,764          62,411        63,764        62,411             2.06%

Note:    Assuming the policy was purchased on 5/31/1993


                        TRANSAMERICA VIF GROWTH PORTFOLIO
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                                Adjusted
                         Death Benefit                    Cash Value               Cash Surrender Value        Historical
                         -------------                    ----------               --------------------          Annual
                     Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                     -------       ----------       -------        ----------     -------      ----------     ------------
   12/31/1980        109,800         109,800         48,943           48,934       45,443         45,434             N/A
   12/31/1981        102,595         102,365         47,085           46,970       43,585         43,470          -2.43%
   12/31/1982        116,338         115,783         54,955           54,679       51,455         51,179          18.38%
   12/31/1983        128,125         127,147         62,263           61,771       58,763         58,271          14.86%
   12/31/1984        118,723         117,438         59,327           58,667       55,827         55,167          -3.39%
   12/31/1985        146,255         144,152         75,118           74,014       71,618         70,514          28.39%
   12/31/1986        156,083         153,225         82,356           80,818       82,356         80,818          11.18%
   12/31/1987        168,216         164,405         93,228           91,078       93,228         91,078          12.23%
   12/31/1988        215,418         209,503        124,651          121,173      124,651        121,173          33.30%
   12/31/1989        277,245         268,169        142,503          137,769      142,503        137,769          33.15%
   12/31/1990        237,391         228,245        147,918          142,141      147,918        142,141         -11.45%
   12/31/1991        324,015         309,483        196,574          187,645      196,574        187,645          40.27%
   12/31/1992        356,290         337,865        225,631          213,823      225,631        213,823          12.96%
   12/31/1993        422,722         397,732        274,084          257,699      274,084        257,699          21.81%
   12/31/1994        440,112         410,595        286,032          266,645      286,032        266,645           6.83%
   12/31/1995        645,103         604,667        425,053          392,629      425,053        392,629          52.38%
   12/31/1996        809,239         741,269        597,886          547,251      597,886        547,251          26.86%
   12/31/1997      1,147,757       1,041,798        816,142          740,234      816,142        740,234          45.44%
   12/31/1998      1,591,899       1,431,801      1,226,696        1,102,487    1,226,696      1,102,487          42.23%
   12/31/1999      2,123,061       1,892,184      1,311,302        1,167,815    1,311,302      1,167,815          36,78%

Note:    Assuming the policy was purchased on 12/31/1980

            FIDELITY - VIP EQUITY-INCOME PORTFOLIO - SERVICE CLASS 2
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   10/31/1986       109,800         109,800          48,943         48,934        45,443         45,434              N/A
   12/31/1986       108,431         108,390          48,332         48,305        44,832         44,805              N/A
   12/31/1987       101,896         101,625          46,765         46,631        43,265         43,131           -1.87%
   12/31/1988       118,908         118,284          56,169         55,860        52,669         52,360           21.81%
   12/31/1989       132,795         131,711          64,532         63,988        61,032         60,488           16.48%
   12/31/1990       107,063         105,841          53,498         52,871        49,998         49,371          -15.93%
   12/31/1991       133,976         131,961          68,812         67,754        65,312         64,254           30.48%
   12/31/1992       149,197         146,355          81,022         79,450        81,022         79,450           16.02%
   12/31/1993       168,223         164,275          95,093         92,824        95,093         92,824           17.42%
   12/31/1994       171,742         166,874          96,910         94,120        96,910         94,120            6.27%
   12/31/1995       221,583         214,113         129,980        125,535       129,980        125,535           34.11%
   12/31/1996       243,289         233,656         147,740        141,812       147,740        141,812           13.44%
   12/31/1997       300,897         287,054         179,741        171,369       179,741        171,369           27.12%
   12/31/1998       324,285         307,111         198,061        187,450       198,061        187,450           10.71%
   12/31/1999       333,102         312,965         226,728        212,871       226,728        212,871            5.46%

Note:    Assuming the policy was purchased on 10/31/1986


                FIDELITY - VIP GROWTH PORTFOLIO - SERVICE CLASS 2
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   10/31/1986       109,800         109,800         48,943          48,934        45,443         45,434             N/A
   12/31/1986       109,734         109,693         48,913          48,886        45,413         45,386             N/A
   12/31/1987       108,129         107,842         49,626          49,483        46,126         45,983           2.89%
   12/31/1988       118,847         118,223         56,140          55,831        52,640         52,331          14.72%
   12/31/1989       148,764         147,549         72,293          71,683        68,793         68,183          30.55%
   12/31/1990       124,987         123,560         62,457          61,726        58,957         58,226         -12.40%
   12/31/1991       173,235         170,631         88,976          87,609        85,476         84,109          44.46%
   12/31/1992       180,420         176,986         97,016          95,134        97,016         95,134           8.51%
   12/31/1993       205,468         200,648         114,096        111,373       114,096        111,373          18.49%
   12/31/1994       196,956         191,375         107,404        104,313       107,404        104,313          -0.77%
   12/31/1995       255,823         247,201         184,122        143,059       148,122        143,059          34.38%
   12/31/1996       281,919         270,759         174,249        167,259       174,249        167,259          13.85%
   12/31/1997       336,381         320,908         204,071        194,567       204,071        194,567          22.64%
   12/31/1998       453,104         429,112         300,125        284,047       300,125        284,047          38.36%
   12/31/1999       601,515         565,157         352,049        330,535       352,049        330,535          36.29%

Note:    Assuming the policy was purchased on 10/31/1986

             FIDELITY - VIP HIGH INCOME PORTFOLIO - SERVICE CLASS 2
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   09/30/1985       109,800         109,800          48,943         48,934        45,443         45,434              N/A
   12/31/1985       115,919         115,854          51,670         51,632        48,170         48,132              N/A
   12/31/1986       129,695         129,323          59,526         59,343        56,026         55,843           16.81%
   12/31/1987       124,872         124,187          58,986         58,648        55,486         55,148            0.45%
   12/31/1988       132,671         131,553          64,472         63,912        60,972         60,412           10.81%
   12/31/1989       121,024         119,606          60,477         59,751        56,977         56,251           -4.89%
   12/31/1990       112,672         110,942          57,870         56,962        54,370         53,462           -2.97%
   12/31/1991       145,015         142,201          80,554         78,962        80,554         78,962           34.09%
   12/31/1992       170,242         166,180          94,645         92,349        94,645         92,349           22.26%
   12/31/1993       195,731         190,098         112,428        109,143       112,428        109,143           19.51%
   12/31/1994       184,671         178,358         106,442        102,752       106,442        102,752           -2.37%
   12/31/1995       214,287         205,691         128,152        122,944       128,152        122,944           19.83%
   12/31/1996       235,971         224,982         143,169        136,420       143,169        136,420           13.19%
   12/31/1997       268,097         253,736         168,140        159,029       168,140        159,029           16.71%
   12/31/1998       247,896         232,747         159,694        149,830       159,694        149,830           -5.06%
   12/31/1999       259,161         241,227         165,049        153,511       165,049        153,511            7.27%

Note:    Assuming the policy was purchased on 09/30/1985


           FIDELITY - VIP II CONTRAFUND(R) PORTFOLIO - SERVICE CLASS 2
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   01/31/1995       109,800         109,800          48,943          48,934        45,443         45,434             N/A
   12/31/1995       152,440         152,127          67,950          67,798        64,450         64,298             N/A
   12/31/1996       175,736         174,934          80,658          80,273        77,158         76,773          20.33%
   12/31/1997       207,451         205,917          97,993          97,246        94,493         93,746          23.17%
   12/31/1998       256,534         253,826         124,664         123,315       121,164        119,815          28.98%
   12/31/1999       304,581         300,293         152,272         150,083       148,772        146,583          23.23%

Note:    Assuming the policy was purchased on 01/31/1995

       FIDELITY - VIP II INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   12/31/1988       109,800         109,800         48,943          48,934        45,443        45,434              N/A
   12/31/1989       115,083         114,826         52,820          52,691        49,320        49,191            9.44%
   12/31/1990       116,293         115,738         54,933          54,658        51,433        51,158            5.42%
   12/31/1991       128,806         127,823         62,594          62,099        59,094        58,599           15.52%
   12/31/1992       130,780         129,365         65,352          64,626        61,852        61,126            5.86%
   12/31/1993       138,204         136,218         70,984          69,940        67,484        66,440           10.14%
   12/31/1994       126,714         124,394         66,860          65,611        66,860        65,611           -4.48%
   12/31/1995       141,703         138,493         77,213          75,433        77,213        75,433           16.46%
   12/31/1996       139,423         135,596         77,651          75,485        77,651        75,485            2.42%
   12/31/1997       145,069         140,320         83,707          80,927        83,707        80,927            8.25%
   12/31/1998       150,723         144,916         88,797          85,329        88,797        85,329            8.04%
   12/31/1999       143,218         136,795         84,772          80,922        84,772        80,922           -1.79%

Note:    Assuming the policy was purchased on 12/31/1988


         FIDELITY - VIP III GROWTH & INCOME PORTFOLIO - SERVICE CLASS 2
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates

                                                                                                                Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value         Historical
                        -------------                    ----------               --------------------           Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   01/31/1997       109,800         109,800         48,943          48,934        45,443        45,434              N/A
   12/31/1997       131,619         131,349         58,669          58,538        55,169        55,038              N/A
   12/31/1998       166,326         165,567         76,339          75,974        72,839        72,474           31.90%
   12/31/1999       172,562         171,286         81,513          80,891        78,013        77,391            8.25%

Note:    Assuming the policy was purchased on 01/31/1997


             FIDELITY - VIP III BALANCED PORTFOLIO - SERVICE CLASS 2
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates

                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   01/31/1995       109,800         109,800         48,943          48,934        45,443        45,434              N/A
   12/31/1995       122,769         122,517         54,724          54,602        51,224        51,102              N/A
   12/31/1996       128,397         127,811         58,930          58,649        55,430        55,149            9.16%
   12/31/1997       149,353         148,249         70,550          70,011        67,050        66,511           21.37%
   12/31/1998       166,680         164,920         80,999          80,122        77,499        76,622           16.41%
   12/31/1999       165,689         163,356         82,797          81,606        79,297        78,106            3.65%

Note:    Assuming the policy was purchased on 01/31/1995


             FIDELITY - VIP III MID CAP PORTFOLIO - SERVICE CLASS 2 Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class

              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates

                                                                                                               Adjusted
                        Death Benefit                    Cash Value               Cash Surrender Value        Historical
                        -------------                    ----------               --------------------          Annual
                    Current       Guaranteed       Current        Guaranteed     Current      Guaranteed     Total Return
                    -------       ----------       -------        ----------     -------      ----------     ------------
   12/31/1998       109,800         109,800         48,943          48,934        45,443        45,434              N/A
   12/31/1999       155,489         155,142         71,365          71,191        67,865        67,691           47.87%

Note:    Assuming the policy was purchased on 12/31/1998




                               WRL JANUS GROWTH
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
             ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                                                                                  Adjusted
                         Death Benefit                    Cash Value                Cash Surrender Value         Historical
                         -------------                    ----------                --------------------           Annual
                   Current         Guaranteed       Current       Guaranteed      Current        Guaranteed     Total Return
                   -------         ----------       -------       ----------      -------        ----------     ------------
   10/31/1986        109,800         109,800          48,943         48,934        45,443          45,434             N/A
   12/31/1987        114,233         113,929          52,430         52,279        48,930          48,779             N/A
   12/31/1988        128,922         128,245          60,899         60,564        57,399          57,064            17.75%
   12/31/1989        180,435         178,962          87,683         86,944        84,183          83,444            45.97%
   12/31/1990        171,386         169,430          85,644         84,640        82,144          81,140            -0.97%
   12/31/1991        260,992         257,069         134,111        132,051       130,611         128,551            58.64%
   12/31/1992        255,862         250,990         135,004        132,385       135,004         132,385             1.58%
   12/31/1993        257,190         252,294         138,568        135,880       138,568         135,880             3.21%
   12/31/1994        228,065         223,723         125,391        122,958       125,391         122,958            -9.00%
   12/31/1995        324,862         318,677         182,144        178,609       182,144         178,609            46.05%
   12/31/1996        371,515         364,442         212,580        208,454       212,580         208,454            17.09%
   12/31/1997        425,596         417,493         249,418        244,577       249,418         244,577            16.68%
   12/31/1998        682,858         669,857         409,618        401,668       409,618         401,668            63.29%
   12/31/1999      1,064,203       1,043,942         653,034        640,359       653,034         640,359            58.52%

Note:    Assuming the policy was purchased on 10/31/1986


                            WRL VKAM EMERGING GROWTH
          Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
               Both Current and Guaranteed Cost of Insurance Rates



                                                                                                               Adjusted
                        Death Benefit                  Cash Value               Cash Surrender Value          Historical
                        -------------                  ----------               --------------------            Annual
                   Current        Guaranteed     Current     Guaranteed       Current        Guaranteed      Total Return
                   -------        ----------     -------     ----------       -------        ----------      ------------
      3/31/1993    109,800         109,800        48,943        48,934         45,443           45,434             N/A
     12/31/1993    127,872         127,658        56,999        56,893         53,499           53,393             N/A
     12/31/1994    112,638         112,172        51,698        51,473         48,198           47,973            -8.05%
     12/31/1995    157,326         156,238        74,316        73,784         70,816           70,284            45.73%
     12/31/1996    177,988         176,204        86,494        85,604         82,994           82,104            18.00%
     12/31/1997    205,796         203,021       102,839       101,421         99,339           97,921            20.56%
     12/31/1998    270,151         265,470       138,817       136,366        135,317          132,866            36.33%
     12/31/1999    531,230         519,770       279,786       273,649        279,786          273,649           103.70%

Note:    Assuming the policy was purchased on 3/31/1993


Additional Information
================================================================================


Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation (AFSG), the principal underwriter of the Policy. AFSG is located at 4425 North River Blvd. NE, Cedar Rapids, Iowa 52402, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to Transamerica agents or other registered representatives will be approximately 7% of the initial premium. In addition, certain production, persistency and managerial bonuses may be paid.


Associate Policies

The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their spouse or minor children. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.


Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Frank A. Camp, Vice President and Division General Counsel, Transamerica Life Insurance Company, has passed upon all matters of Iowa law pertaining to the Policy.


Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the variable account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us or the variable account.

Experts

The statutory-basis financial statements and schedules of Transamerica as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their report thereon appearing elsewhere herein. The statutory-basis financial statements and schedules referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Richard R. Greer as stated in the opinion filed as an exhibit to the registration statement.



Financial Statements

This prospectus does not include financial statements of the variable account because, as of the date of this prospectus, the variable account had not yet commenced operations, had no assets, and had incurred no liabilities. Transamerica's statutory-basis financial statements appear in Appendix A. Transamerica's statutory-basis financial statements and schedules should be distinguished from the variable account's financial statements and schedules and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.


Additional Information about Transamerica Life Insurance Company

Transamerica Life Insurance Company (formerly PFL Life Insurance Company) is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. Transamerica's home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

As of March 1, 2001, PFL Life Insurance Company changed its name to Transamerica Life Insurance Company. Transamerica was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Transamerica is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Transamerica has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

Transamerica intends to reinsure a portion of the risks assumed under the Policies.


Transamerica's Executive Officers and Directors

Transamerica is governed by a board of directors. The following table sets forth the name and principal occupation during the past five years of each of Transamerica's directors and senior officers. Each person is located at Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids, IA 52449.

                     Board of Directors and Senior Officers

      Name                    Position with Transamerica                 Principal Occupation During Past 5 years
      ----                    ---------------------------                ----------------------------------------
William L. Busler            Director, Chairman of the Board           Director, Chairman of the Board, and President

Larry N. Norman              Director                                  Director, Executive Vice President

Patrick S. Baird             Director, Senior Vice President,          Executive Vice President (1995-present),
                             and Chief Operating Officer               Chief Operating Officer (1996-present),
                                                                       Chief Financial Officer (1992-1995), Vice
                                                                       President and Chief Tax Officer (1984-1995)
                                                                       of AEGON USA.

Douglas C. Kolsrud           Director, Senior Vice President,          Director, Senior Vice President, Chief
                             Chief Investment Officer and              Investment Officer and Corporate Actuary
                             Corporate Actuary

Craig D. Vermie              Director, Vice President, Secretary       Director, Vice President, Secretary and
                             and General Counsel                       General Counsel

Robert J. Kontz              Vice President and Corporate              Vice President and Corporate Controller
                             Controller

Brenda K. Clancy             Vice President, Treasurer and             Vice President, Treasurer and Chief
                             Chief Financial Officer                   Financial Officer

Transamerica holds the assets of the variable account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sale of portfolio shares by each of the subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Transamerica and its affiliates. A Stockbrokers Blanket Bond, issued to AEGON USA providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million (subject to a $50,000 deductible).


Illustrations
================================================================================

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Cash Value, and Cash Surrender Value under a Policy covering a male insured of age 55 on the Policy Date, would change over time if the planned premiums were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not increase your principal sum, and you do not make any partial surrenders or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

The hypothetical investment returns are provided only to illustrate the mechanics of a hypothetical Policy and do not represent past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Cash Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, your Policy loan and partial surrender history, and rates of inflation.

The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.75% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The figures would be lower if expense reimbursement arrangements were discontinued. For more information on portfolio expenses, see the Portfolio Expense Table in this prospectus. For more specific information on management fees, see the portfolios' prospectuses.

Separate illustrations on each of the following pages reflect our current cost of insurance charges and the higher guaranteed maximum cost of insurance that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits. However, these illustrations assume a premium tax charge of 2%; actual premium tax charges could be higher or lower, depending on the state of issue.

After deducting portfolio expenses and the 0.75% variable account Daily Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the variable account of -1.50%, 4.50%, and 10.50%, respectively.

The illustrations are based on Transamerica's sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

         TRANSAMERICA FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                                MALE ISSUE AGE 55

SPECIFIED AMOUNT: $109,800                              INITIAL PREMIUM: $50,000

 USING CURRENT PRACTICE CHARGES FOR NON-TOBACCO USERS, APPROVED PREFERRED CLASS


 End of   Premiums
Policy  Accumulated
  Year     at 5%                DEATH BENEFIT                       CASH VALUE                CASH SURRENDER VALUE
  ----     -----                --------------                      -----------               --------------------
                                      Assuming Hypothetical Gross and Net Annual Investment Return of
               Gross       0%         6%           12%          0%        6%       12%         0%        6%       12%
                 Net   -1.50%      4.50%        10.50%      -1.50%     4.50%    10.50%     -1.50%     4.50%    10.50%
    1      52,500     106,901    112,857       118,788      47,591    50,490    53,392     44,091    46,990    49,892
    2      55,125     100,823    112,991       125,759      46,214    52,050    58,202     42,714    48,550    54,702
    3      57,881      95,118    113,166       133,185      44,872    53,652    63,438     41,372    50,152    59,938
    4      60,775      89,763    113,376       141,094      43,563    55,298    69,138     40,063    51,798    65,638
    5      63,814      84,737    113,625       149,522      42,288    56,988    75,342     38,788    53,488    71,842
    6      67,005      80,018    113,915       158,511      41,044    58,723    82,094     37,544    55,223    78,594
    7      70,355      75,588    114,250       168,106      39,831    60,505    89,441     39,831    60,505    89,441
    8      73,873      71,432    114,633       178,354      38,648    62,333    97,434     38,648    62,333    97,434
    9      77,566      67,534    115,069       189,312      37,495    64,206   106,124     37,495    64,206   106,124
   10      81,445      63,879    115,563       201,043      36,370    66,126   115,624     36,370    66,126   115,624
   11      85,517      60,761    116,715       214,704      35,470    68,476   126,606     35,470    68,476   126,606
   12      89,793      57,852    117,998       229,528      34,590    70,904   138,623     34,590    70,904   138,623
   13      94,282      55,114    119,366       245,521      33,729    73,417   151,777     33,729    73,417   151,777
   14      98,997      52,536    120,822       262,784      32,890    76,019   166,180     32,890    76,019   166,180
   15     103,946      50,108    122,371       281,433      32,071    78,716   181,955     32,071    78,716   181,955
   16     109,144      50,000    123,932       301,387      31,219    81,448   199,079     31,219    81,448   199,079
   17     114,601      50,000    125,495       322,714      30,308    84,206   217,640     30,308    84,206   217,640
   18     120,331      50,000    127,062       345,502      29,324    86,980   237,714     29,324    86,980   237,714
   19     126,348      50,000    128,633       369,851      28,248    89,758   259,386     28,248    89,758   259,386
   20     132,665      50,000    130,202       395,857      27,058    92,526   282,739     27,058    92,526   282,739
   21     139,298      50,000    131,768       423,618      25,732    95,280   307,870     25,732    95,280   307,870
   22     146,263      50,000    133,322       453,223      24,240    98,013   334,884     24,240    98,013   334,884
   23     153,576      50,000    134,856       484,758      22,552   100,721   363,896     22,552   100,721   363,896
   24     161,255      50,000    136,359       518,306      20,625   103,444   395,029     20,625   103,444   395,029
   25     169,318      50,000    137,821       553,940      18,405   106,090   428,395     18,405   106,090   428,395
   26     177,784      50,000    139,265       591,886      15,850   108,718   464,216     15,850   108,718   464,216
   27     186,673      50,000    140,690       632,277      12,872   111,318   502,607     12,872   111,318   502,607
   28     196,006      50,000    142,093       675,246       9,356   113,873   543,667      9,356   113,873   543,667
   29     205,807      50,000    143,471       720,944       5,153   116,371   587,495      5,153   116,371   587,495
   30     216,097      50,000    144,825       769,532          72   118,803   634,208         72   118,803   634,208

Note:

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolio(s). The death benefit, Cash Values and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period years, but fluctuated above or below that average for individual Policy years. No presentation can be made by Transamerica that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

         TRANSAMERICA FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                                MALE ISSUE AGE 55

SPECIFIED AMOUNT: $109,800                              INITIAL PREMIUM: $50,000

    USING GUARANTEED CHARGES FOR NON-TOBACCO USERS, APPROVED PREFERRED CLASS


 End of   Premiums
Policy  Accumulated
  Year     at 5%           DEATH BENEFIT                CASH VALUE                      CASH SURRENDER VALUE
  ----     -----           --------------               -----------                     --------------------
                                      Assuming Hypothetical Gross and Net Annual Investment Return of
            Gross          0%         6%        12%         0%        6%        12%         0%         6%        12%
              Net      -1.50%      4.50%     10.50%     -1.50%     4.50%     10.50%     -1.50%      4.50%     10.50%
    1      52,500     106,682    112,626    118,544     47,484    50,378     53,272     43,984     46,878     49,772
    2      55,125     100,363    112,475    125,185     45,993    51,802     57,924     42,493     48,302     54,424
    3      57,881      94,414    112,329    132,201     44,529    53,243     62,954     41,029     49,743     59,454
    4      60,775      88,815    112,179    139,604     43,091    54,700     68,390     39,591     51,200     64,890
    5      63,814      83,542    112,025    147,417     41,679    56,169     74,259     38,179     52,669     70,759
    6      67,005      78,576    111,866    155,660     40,291    57,648     80,590     36,791     54,148     77,090
    7      70,355      73,899    111,703    164,357     38,927    59,134     87,415     38,927     59,134     87,415
    8      73,873      69,495    111,532    173,528     37,585    60,621     94,759     37,585     60,621     94,759
    9      77,566      65,347    111,353    183,198     36,264    62,104    102,650     36,264     62,104    102,650
   10      81,445      61,441    111,166    193,394     34,965    36,579    111,169     34,965     63,579    111,169
   11      85,517      58,058    111,541    205,187     33,874    65,405    120,928     33,874     65,405    120,928
   12      89,793      54,883    111,964    217,790     32,794    67,238    131,455     32,794     67,238    131,455
   13      94,282      51,877    112,383    231,158     31,727    69,077    142,805     31,727     69,077    142,805
   14      98,997      50,000    112,799    245,334     30,665    70,921    155,036     30,665     70,921    155,036
   15     103,946      50,000    113,209    260,362     29,530    72,767    168,204     29,530     72,767    168,204
   16     109,144      50,000    113,609    276,284     28,301    74,607    182,359     28,301     74,607    182,359
   17     114,601      50,000    113,997    293,146     26,958    76,433    197,548     26,958     76,433    197,548
   18     120,331      50,000    114,371    310,992     25,472    78,233    213,808     25,472     78,233    213,808
   19     126,348      50,000    114,733    329,882     23,809    79,997    231,179     23,809     79,997    231,179
   20     132,665      50,000    115,080    349,878     21,933    81,717    249,709     21,933     81,717    249,709
   21     139,298      50,000    115,417    371,053     19,801    83,394    269,465     19,801     83,394    269,465
   22     146,263      50,000    115,747    393,477     17,363    85,029    290,524     17,363     85,029    290,524
   23     153,576      50,000    116,069    417,226     14,562    86,627    312,976     14,562     86,627    312,976
   24     161,255      50,000    116,383    442,374     11,324    88,191    336,923     11,324     88,191    336,923
   25     169,318      50,000    116,684    468,985      7,549    89,722    362,451      7,549     89,722    362,451
   26     177,784      50,000    116,968    497,121      3,101    91,213    389,632      3,101     91,213    389,632
   27     186,673      50,000    117,230    526,844          *    92,655    418,520          *     92,655    418,520
   28     196,006      50,000    117,467    558,223          *    94,037    449,152          *     94,037    449,152
   29     205,807      50,000    117,679    591,339          *    95,349    481,565          *     95,349    481,565
   30     216,097      50,000    117,867    626,291          *    96,586    515,821          *     96,586    515,821

Note:

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolio(s). The death benefit, Cash Values and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period years, but fluctuated above or below that average for individual Policy years. No presentation can be made by Transamerica that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

* The Policy has no Cash Value, however, the Policy will stay in force with a death benefit if the Policy does not have a Policy loan outstanding.

                                   PART II.
                               OTHER INFORMATION


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)

     Transamerica Life Insurance Company ("Transamerica") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

     The facing sheet
     The Prospectus, consisting of 50 pages
     The undertaking to file reports
     Representation Pursuant to Section 26(e) (2) (A)
     The statement with respect to indemnification
     The Rule 484 undertaking
     The signatures

Written consent of the following persons:

     (a)  Richard R. Greer, Actuary
     (b)  Frank A. Camp, Esq.
     (c)  Sutherland Asbill & Brennan LLP
     (d)  Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:
     A. (1) Resolutions of the Board of Directors of Transamerica establishing the Separate Account (6)
        (2)  Not Applicable
        (3)  Distribution of Policies:
             (a)  Form of Principal Underwriting Agreement (10)
             (b) Form of Broker-Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker-Dealer (4)
        (4)  Not Applicable
        (5)  Specimen Flexible Premium Variable Life Insurance Policy (9)
        (6)  (a)  Certificate of Incorporation of Transamerica (2)
             (b)  By-Laws of Transamerica (2)
        (7)  Not Applicable
        (8)  Participation Agreements:
             (a) Among MFS Variable Insurance Trust and Transamerica and Massachusetts Financial Services Company (6)
             (b) Among AIM Variable Insurance Funds, Inc., Transamerica and AFSG Securities Corporation (4)
             (c)  Among Transamerica and Dreyfus Variable Investment Fund (7)
             (d) Amendment to Participation Agreement Among Transamerica and Dreyfus Variable Investment Fund (6)
             (e) Amendment to Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Transamerica (6)
             (f) Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Transamerica (4)
             (g) Among WRL Series Fund, Inc. and Transamerica and AUSA Life Insurance Company, Inc. and amendments thereto (3)
             (h)  Amendments dated November 27, 1998 to Participation
                  Agreements:
                  (i) Among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Transamerica (8)
                  (ii)   Among Transamerica and Dreyfus Variable Investment
                         Fund (8)
                  (iii) Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Transamerica (8)
                  (iv) Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Transamerica and AFSG Securities Corporation (8)
                  (v) Among WRL Series Fund, Inc., Transamerica and AUSA Life Insurance Company, Inc. (8)
             (i)  Amendments dated August 1, 1999 to Participation Agreements:
                  (i) Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Transamerica and AFSG Securities Corporation (10)

                  (ii) MFS Variable Insurance Trust, Massachusetts Financial Services Company and Transamerica (10)
                  (iii) WRL Series Fund, Inc. Transamerica and AUSA Life Insurance Company, Inc. (10)
             (j) Among Variable Insurance Products Funds and Variable Insurance Products II, Fidelity Distributors Corporation, and Transamerica Life Insurance Company, and Addendums thereto
                  (12)
             (k) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica Life Insurance Company (13)
             (l)  Among Transamerica Variable Insurance Fund, Inc.,
                  Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company (14)
             (m)  Amendments dated April, 2000 to Participation Agreements:
                  (i) Among Variable Insurance Products Funds and Variable Insurance Products II, Fidelity Distributors Corporation, and Transamerica (14)
                  (ii) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica (14)
             (n) Amendment No. 13 dated April 17, 2000 to the Participation Agreement among WRL Series Fund, Inc., Transamerica, AUSA
                  Life Insurance company, Inc., and Peoples Benefit Life Insurance Company. (14)

        (9)   Not Applicable
        (10)  Application for Flexible Premium Variable Life Insurance
              Policy (9)
        (11) Memorandum describing issuance, transfer and redemption procedures (10)

2.   See Exhibit 1.A.

3. Opinion of Counsel as to the legality of the securities being registered (11)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.   Not Applicable

6. Opinion and consent of Richard R. Greer as to actuarial matters pertaining to the securities being registered (15)

7.   Consent of Frank A. Camp, Esq. (15)

8.   Consent of Sutherland Asbill & Brennan LLP (15)

9.   Consent of Ernst & Young LLP (15)

10.  Powers of Attorney (9)

__________________
(1) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-92226) filed on July 10, 1998 and hereby is incorporated by reference.
(2) This exhibit was previously filed on Pre-Effective Amendment No. 2 to the Registration Statement on Form N-3 (File No. 333-36297) filed on
     February 27, 1998 and is hereby incorporated by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-26209) filed on April 29, 1998 and is hereby incorporated by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File 333-07509) filed on April 30, 1998 and is hereby incorporated by reference.
(5) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on December 6, 1996 and is hereby incorporated by reference.
(6) This exhibit was previously filed on the Initial Registration Statement on Form S-6 (File 333-68087) filed on November 30, 1998 and is hereby incorporated by reference.
(7) This exhibit was previously filed on the Initial Registration Statement on Form N-4 (File 333-26209) filed on April 30, 1997 and is hereby incorporated by reference.
(8) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File 333-68087) filed June 8, 1999 and is incorporated by reference.
(9) This exhibit was previously filed on the Initial Registration Statement on Form S-6 (File 333-86231) filed August 31, 1999 and is incorporated by reference.
(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File 333-86231) filed on December 29, 1999 and is incorporated by reference.
(11) This exhibit was previously filed on Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File 333-86231) filed on January 20, 2000
(12) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on December 6, 1996.
(13) This exhibit was previously filed on Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on April 29, 1997.
(14) This exhibit was previously filed on Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File 333-86231) filed on April 28, 2000.
(15) To be filed by amendment.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Legacy Builder Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Cedar Rapids, Iowa on the 27th day of February, 2001.

                              LEGACY BUILDER VARIABLE LIFE
                              SEPARATE ACCOUNT

                              TRANSAMERICA LIFE INSURANCE COMPANY
                              (FORMERLY PFL LIFE INSURANCE COMPANY)
                              Depositor

                              WILLIAM L. BUSLER*
                              -------------------------------------
                              William L. Busler, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                              TITLE                          DATE
                              -----                          ----

PATRICK S. BAIRD*             Director                 February 27, 2001
-------------------------
Patrick S. Baird

CRAIG D. VERMIE*              Director                 February 27, 2001
-------------------------
Craig D. Vermie

WILLIAM L. BUSLER*            Director                 February 27, 2001
-------------------------     (Principal Executive
William L. Busler             Officer)

LARRY N. NORMAN*              Director                 February 27, 2001
-------------------------
Larry N. Norman

DOUGLAS C. KOLSRUD*           Director                 February 27, 2001
-------------------------
Douglas C. Kolsrud

ROBERT J. KONTZ*              Corporate Controller     February 27, 2001
-------------------------
Robert J. Kontz*

BRENDA K. CLANCY*             Treasurer                February 27, 2001
-------------------------
Brenda K. Clancy**

** Principal Accounting Officer


*  /s/  Frank A. Camp
 ------------------------
   Frank A. Camp
   Attorney-in-Fact